As filed with the Securities and Exchange Commission on August 12, 2026

Securities Act File No. 333-

Investment Company Act File No. 811-24121

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

And

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 6 ☒

Powerlaw Corp.

631 Folsom Street Ste A & B

San Francisco, California, 94107-3850

(Address of Principal Executive Offices)

(707) 653-6892

(Registrant’s Telephone Number, including Area Code)

Michael Dinsdale

631 Folsom Street Ste A & B

San Francisco, California, 94107-3850

(Name and Address of Agent for Service)

WITH COPIES TO:

Steven B. Boehm, Esq.

Owen J. Pinkerton, Esq.

Krisztina Nadasdy, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☒

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 12, 2026

PRELIMINARY PROSPECTUS

Powerlaw Corp.

25,000,000 Shares of Common Stock

This prospectus (the “Prospectus”) relates to the registration of the resale of up to 25,000,000 shares of common stock, par value $0.001 per share of Powerlaw Corp. (the “Fund”) by Roth Principal Investments, LLC, which we refer to in this Prospectus as “Roth Principal Investments” or the “Selling Stockholder.” On May 27, 2026, our common stock began trading on The Nasdaq Global Market (the “Exchange”) under the symbol “PWRL.” Sales or other dispositions made by the Selling Stockholder will be made in the manner outlined in the Plan of Distribution (Conflict of Interest) beginning on page 20 of the Prospectus.

The shares included in this Prospectus consist of shares of common stock that we may, in our discretion, issue and sell to Roth Principal Investments, from time to time after the date of this Prospectus, pursuant to a Common Stock Purchase Agreement we entered into with Roth Principal Investments on August 7, 2026, (the “Purchase Agreement”), in which Roth Principal Investments has committed to purchase from us, at our direction, up to $250,000,000 in aggregate gross purchase price of our common stock, subject to terms and conditions specified in the Purchase Agreement, including a commitment fee (the “Commitment Fee”). See “Committed Equity Facility” for a description of the Purchase Agreement and “Selling Stockholder” for additional information regarding Roth Principal Investments.

We are not selling any shares of common stock being offered by this Prospectus and will not receive any of the proceeds from the sale of such shares by Roth Principal Investments. We may receive up to $250,000,000 in aggregate gross proceeds from sales of our common stock that we may, in our discretion, make to Roth Principal Investments pursuant to the Purchase Agreement. Roth Principal Investments may sell or otherwise dispose of the shares of common stock included in this Prospectus in a number of different ways and at varying prices. See “Plan of Distribution (Conflict of Interest)” for more information about how Roth Principal Investments may sell or otherwise dispose of the common stock being offered in this Prospectus. Roth Principal Investments is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933, as amended, or the “Securities Act”.

Roth Principal Investments is an affiliate of Roth Capital Partners, LLC (“RCP”), a registered broker-dealer and FINRA member, which will act as an executing broker that will effectuate resales of our common stock that may be acquired by Roth Principal Investments from us pursuant to the Purchase Agreement to the public in this offering. Because Roth Principal Investments will receive all the net proceeds from such resales of our common stock made to the public through RCP, RCP is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, this offering will be conducted in compliance with the provisions of FINRA Rule 5121. In accordance with FINRA Rule 5121, RCP is not permitted to sell shares of our common stock in this offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder. See “Plan of Distribution (Conflict of Interest)” for additional information.

We determine the net asset value, or “NAV,” per share of our common stock on a monthly basis. The unaudited NAV per share of our common stock on June 30, 2026 (the last date prior to the date of this Prospectus as of which we determined our NAV) was $16.21. The last reported sale price per share of our common stock on the Exchange was $11.66 on August 7, 2026, representing a 28.07% discount to our NAV per share as of June 30, 2026. In no event will we issue or sell any shares of our common stock to Roth Principal Investments under the Purchase Agreement at a net price below our then-current NAV per share in violation of Section 23(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). See “Committed Equity Facility.”

We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp. Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC), a Delaware limited liability company, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of directors (the “Board” and each member a “Director”). On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed a reverse stock split whereby every twelve shares of common stock was converted into one share of common stock (the “Reverse Stock Split”). On July 21, 2026, we announced that the Board had authorized the repurchase, on the open market, of up to 4,324,293 shares of our common stock, which represented 10% of our outstanding shares as of July 20, 2026, at times when our shares are trading on the Exchange at a discount of 5% or more to our most recently publicly reported NAV per share (the “Repurchase Program”). Unless amended or extended by the Board, the Repurchase Program will be in place until the earlier of July 20, 2027 or such time as 4,324,293 shares have been repurchased. We are not required to effect repurchases under the Repurchase Program, and no repurchases will be effected during any period in which such repurchases would be prohibited by Regulation M under the Securities Exchange Act of 1934, as amended, in connection with the offering to which this Prospectus relates. As of July 31, 2026, 82,135 shares of our common stock had been repurchased under the Repurchase Program, and 43,160,796 shares of our common stock were outstanding.

We are a recently organized externally managed, non-diversified closed-end management investment company that is registered as an investment company under the 1940 Act. We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with our taxable year ending September 30, 2026. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objective is long-term capital appreciation. We seek to achieve our investment objective by investing in a concentrated portfolio of approximately 15 late-stage technology companies (our “Portfolio Companies”). In order to achieve exposure to Portfolio Companies, we will take a structure-agnostic approach to investing, and invest directly in the equity securities of Portfolio Companies, or invest indirectly through “equity-linked securities” such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles (“SPVs”) that serve to provide us with financial exposure to the equity of one or more Portfolio Companies. All of the SPVs in which the Fund invests are private investment vehicles which are managed by unaffiliated external managers or general partners. Our indirect financial exposure will (a) rely upon the Fund’s contractual rights to the underlying Portfolio Companies’ securities or the Fund’s indirect ownership of the underlying Portfolio Companies’ securities via an interest in an SPV and (b) not provide for the direct ownership of the Portfolio Companies’ securities via their issuance directly to the Fund. In addition, we may purchase units or shares of private funds, including venture funds and private equity funds (each, a “Private Fund”), to gain direct and indirect economic exposure to private companies in the technology sector. We will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. See “Prospectus Summary – Investment Strategy and Types of Investments.”

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Risk Factors” section beginning on page 29 of the Prospectus. In addition, investors should observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values (“NAV”).

●	If shares of our common stock trade at a discount to our NAV, investors will face increased risk of loss.

●	We do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments.

●	Indirect investments in Portfolio Companies involve substantial risks, including the risk that Portfolio Companies could object to the Fund’s investments. Such objections could result in the Fund disposing of such investments. Such dispositions could potentially be on unfavorable terms or at a loss. See “Risk Factors - Risks Associated with Our Investments.”

●	There are significant potential risks associated with investing in late-stage technology companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors - Risks Associated with Our Investments.”

●	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. This constitutes leverage and may magnify the potential for gain or loss and may increase the risk of investment in our common stock. See “Risk Factors - Risks Related to Leverage.”

This Prospectus contains important information you should know before investing in our common stock. Please read this Prospectus before investing and keep it for future reference. A Statement of Additional Information, dated [●], 2026 containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated in its entirety into this Prospectus. We file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at c/o Powerlaw Corp., 631 Folsom Street Ste A & B, San Francisco, California, 94107-3850, calling us at (707) 653-6892 or visiting our website located at www.pwrl.com. Information on our website is not incorporated into or a part of this Prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is __________, 2026

We have not, and the Selling Stockholder has not, authorized anyone to give you any information other than in this Prospectus, and we take no responsibility for any other information that others may give you. We are not, and the Selling Stockholder is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

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PROSPECTUS SUMMARY

The Fund	The Fund is a recently-formed, externally managed, non-diversified, closed-end management investment company with limited operating history. Throughout this Prospectus, the Fund is referred to as the “Fund,” “we,” “us,” or “our.”

We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp.

Our common stock is traded on The Nasdaq Global Market (the “Exchange”) under the symbol “PWRL.” On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed the Reverse Stock Split whereby every twelve shares of common stock was converted into one share of common stock.

Our Board has authorized a share repurchase program under which we may repurchase up to 4,324,293 shares of our common stock, which represents 10% of our outstanding shares as of July 20, 2026, at such times our shares are trading on the Nasdaq Global Market at a discount of 5% or more to our most recent publicly reported net asset value per share. Unless amended or extended by the Board, we expect the share repurchase program to be in place until the earlier of July 20, 2027, or until 4,324,293 shares have been repurchased.

As of July 31, 2026, there were 43,160,796 shares of our common stock outstanding.

Investment Adviser	The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”). The Adviser is wholly-owned by Powerlaw Capital Group, LLC (“Powerlaw Capital Group”), which is owned and controlled by Michael Dinsdale, Peter Smith and Benjamin Black.

The Adviser is under common control with Akkadian Ventures, Inc. (“Akkadian”). Akkadian is controlled by its officers, Benjamin Black, Michael Dinsdale, and Peter Smith. Akkadian is an experienced venture capital and secondary investment firm with a proven 16-year track record of high-conviction investing, underpinned by a deep commitment to its investors and broader community. Akkadian is a recognized pioneer in direct secondary investments, option exercise loans, and company liquidity programs, with extensive experience in the private markets. The firm’s strategic evolution includes managing five growth-stage venture direct secondary strategies since 2011, most recently through Akkadian Ventures VI, LP ($276 million), as well as a seed-stage fund-of-funds strategy through RAISE.ai Ventures, LP ($55 million). Akkadian is the founder of the RAISE Global Conference, established in 2016, which maintains a curated network of over 3,000 general partners and 2,000 limited partners. Akkadian is located in San Francisco, CA and, together with its affiliated entities, has 14 full-time employees. As of June 30, 2026, Akkadian and its affiliates had approximately $1.5 billion in assets under management, which includes the Fund’s total assets of $757 million.

The Fund reflects Akkadian’s mission to democratize access to Silicon Valley’s premier technology investments. The Fund was built to provide investors with access to a carefully curated portfolio of what the Adviser believes to be leading private technology companies. The Fund enables investors to have exposure to what the Adviser believes are the leading private venture backed technology businesses, while having daily liquidity and quarterly transparency.

Because of Akkadian’s history, the Adviser’s management team has established relationships within the secondary ecosystem, and it intends to use those relationships to position the Fund as a preferred buyer for secondary market transactions (i.e., transactions in securities of private companies that are acquired other than from the issuer), which may give the Fund access to optimal terms and opportunities. By strategically targeting what the Adviser believes are transformative technology companies that are remaining private longer, the Fund serves as the critical bridge between private innovation and public capital, placing its investors at the forefront of market evolution and enabling them to participate in industry trends and opportunities for substantial value creation.

Akkadian and the Adviser’s personnel possess extensive expertise executing investments through various structures, including purchases of common and preferred equity securities, option exercise loans, forward contracts, and SPVs. Since inception, Akkadian’s experienced in-house team has successfully executed over 750 individual transactions employing these methods. As of June 30, 2026, Akkadian manages five blind pool funds, one fund-of-funds, and many SPVs representing approximately $792 million in regulatory assets under management, which excludes the Fund’s total assets of $757 million as of that date. Across these vehicles (and excluding the Fund), Akkadian has deployed capital into 116 distinct portfolio investments, resulting in 55 exits, both fully and partially realized.

Under the Investment Advisory Agreement, we pay the Adviser a management fee, payable quarterly, in an amount equal to 2.50% of the Fund’s average gross assets at the end of the two most recently completed calendar quarters (the “Management Fee”). For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed funds.

The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

Investment Objective	The Fund’s investment objective is long-term capital appreciation. The Adviser believes that a select number of technology companies possess the potential to become generational leaders, significantly shaping global markets and economies over extended periods. These companies are creating new markets, such as Space or Artificial Intelligence, or are disrupting existing markets such as FinTech or Software. Emerging technologies, such as artificial intelligence, are accelerating transformative changes across industries. These companies have reached scale once reserved for the public markets. They are led by strong founders who are building these businesses for the long term. However, due to evolving dynamics within the global capital markets, these high-potential companies are increasingly electing to remain private for longer durations, limiting access for most investors around the globe.

The Adviser believes there are only a limited number of vehicles for investors seeking exposure to these select private generational technology companies today, and none that bring the Fund’s unique blend of size, exposure to proven and tenured leaders in key and emerging technology sectors, and the Adviser’s knowledge of and access to investment opportunities that fit with the Fund. The Fund will further differentiate itself from other private technology investment vehicles by strategically concentrating its holdings in the smallest number of generational companies permitted by applicable regulations. By maintaining a highly concentrated portfolio, typically consisting of approximately 15 material positions that create exposure to significant late-stage private technology companies, the Adviser seeks to optimize the Fund’s potential for outsized investment returns. A material position is a position that comprises more than 1.5% of the Fund’s total investment cost, excluding cash and cash equivalents (including for this purpose U.S. Treasury bills and similar instruments).

The Adviser believes that the Fund is ideally positioned to deliver on its investment objective for several key reasons:

●	Access to private technology markets through an investment vehicle providing public market liquidity for private market exposure;
●	Curated portfolio of late-stage, next-generation private technology leaders previously inaccessible to most investors;
●	Portfolio constructed and managed by seasoned venture capital investors with 16-year track record successfully accessing secondary investment opportunities; and
●	Focused strategy and analytical approach leveraging the Adviser’s expertise to target the most validated, high-potential companies.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior stockholder approval.

Investment Strategy and Types of Investments	In the venture capital asset class, returns are characterized by a “power law” distribution, in which a small number of portfolio companies, comprising approximately 10% of portfolio investments, generate a disproportionate share of overall investment gains. While many early- and growth-stage companies may fail or deliver modest returns, this limited subset-often referred to as “outliers” – can achieve exceptional outcomes and materially impact the performance of a portfolio. The Fund’s strategy is designed to identify companies that have demonstrated their outlier potential and concentrate exposure in them, as the Adviser believes that meaningful participation in a small number of transformative private technology companies offers the most compelling opportunity for long-term capital appreciation. The name of the Fund – Powerlaw – emphasizes this well documented fact about venture capital returns.

Our core investment themes specifically target sectors that the Adviser believes are poised for transformative growth, including next-generation dominant enterprise SaaS platforms, leading consumer platforms, modern aerospace and defense technologies, and companies at the forefront of artificial intelligence innovation. This thematic and concentrated approach positions the Fund to capitalize on substantial growth opportunities in these rapidly evolving sectors.

Investment Criteria

The Fund’s investment strategy focuses on identifying and investing in select outlier companies by leveraging the extensive experience of the Adviser’s personnel and Akkadian’s position in the venture capital ecosystem. We specifically will target a small group of companies characterized by:

●	Exceptional revenue scale within the venture capital ecosystem, typically generating annual revenues exceeding $500 million, although in limited circumstances we will consider companies at all stages of development.
●	Market capitalization surpassing $5 billion, with a focus on companies with more than $10 billion of market capitalization.
●	Globally recognized and respected brand identities.
●	Significant and durable competitive advantages with the potential to compound growth for many years.
●	A track record of raising substantial capital, typically in excess of $500 million, from highly regarded venture capital institutions.
●	Consistent and sustained annual revenue growth exceeding 20% in large and growing addressable markets.
●	Demonstrated robust investor demand in the top decile of companies within secondary market marketplaces.
●	Potential to be durable, high-performance public companies.

The aforementioned criteria represent desired targets. We cannot guarantee that all of the Fund’s Portfolio Companies will meet the desired targets.

Late-stage technology companies are increasingly choosing to delay initial public offerings (“IPOs”) and remain private for extended periods. This shift is driven by several key factors, including abundant private market capital, allowing these companies to raise significant funds without the regulatory scrutiny and public reporting requirements that accompany an IPO. Remaining private enables them to focus more strategically on long-term growth initiatives without the pressure to meet short-term earnings targets. Additionally, private companies can maintain greater confidentiality regarding proprietary technology and business strategies, thereby protecting their competitive advantages. Furthermore, liquidity solutions such as secondary market transactions provide early investors and employees with partial liquidity, reducing the urgency of public market access. Collectively, these factors encourage leading technology companies to delay public listings, resulting in prolonged periods of private operation and larger valuations before entering public markets. The Fund is designed to provide access to these companies at a relatively early stage of their growth and value creation trajectory.

Once the Adviser identifies the outlier companies, the Adviser then conducts a rigorous due diligence process. The Adviser analyzes financial performance using publicly available information, secondary market pricing, interviews with industry experts and former employees, reviews of capitalization structures and analyses of the company’s addressable market and competitive threats.

This disciplined selection approach positions the Fund to capture value from companies that the Adviser believes are poised to deliver substantial, long-term returns to our investors.

Investment Structures

As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 16 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. The Fund will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

The Fund will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

The Fund seeks to invest directly in the equity securities of Portfolio Companies, however, in order to increase its access to Portfolio Companies, the Fund may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (iii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, the Fund may purchase equity interests in SPVs in secondary transactions. The Fund may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

The Fund invests in SPVs that are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, the Fund seeks to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. The Fund does not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as subsidiaries of the Fund. Private investment vehicles in which the Fund invests that are primarily controlled by the Fund will be consolidated for financial reporting purposes and treated as Subsidiaries (as defined below). The Fund may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that it does not primarily control or manage. In these situations, the Fund does not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) the Fund will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) the Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that the Fund treats the debt of these SPVs as its own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to the Fund); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of the Fund’s fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of the Fund’s fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

In limited circumstances, certain investments of the Fund may be structured through a multi-layer special purpose vehicle (“Multi-Layer SPV”). Under this arrangement, the Fund initially invests in an intermediary vehicle, typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a single-tier special purpose entity (the “Primary SPV”), which directly owns securities of the underlying Portfolio Company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

The Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and allows for tax optimization. Specifically, it provides the Fund with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

In a Multi-Layer SPV structure, the Fund retains economic exposure to the underlying portfolio investments through its direct or indirect ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Investors in the Fund should carefully consider the additional structural complexity and potential risks arising from such arrangements.

See “Risk Factors - There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies” for a description of the risks of investing through SPVs.

The Fund may make investments directly or indirectly through one or more subsidiaries that primarily engage in investment activities in securities and other assets and that the Fund primarily controls and consolidates for financial reporting purposes (each a “Subsidiary”). The Fund forms Subsidiaries to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. The Subsidiaries are consolidated with the Fund for financial reporting purposes and for purposes of compliance with the 1940 Act. Specifically (i) the Fund will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with its Subsidiaries; (ii) the Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with its Subsidiaries, so that the Fund treats the debt of its Subsidiaries as its own debt for purposes of Section 18; (iii) the Subsidiaries will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent any of the Fund’s subsidiaries have investment advisers, the investment advisers to the Fund’s Subsidiaries will comply with Section 15 regarding approval of advisory agreements, and the Fund will file any such agreements as exhibits to its registration statement (note that the Adviser is authorized to create Subsidiaries pursuant to delegated authority to the Adviser within the Investment Advisory Agreement and the Adviser does not enter into separate advisory agreements with the Subsidiaries it creates); (v) the management fee, if any, of the Subsidiaries, including any performance fee, will be included in the management fee line item of the Fund’s fees and expenses table, and the Subsidiaries’ expenses will be included in the other expenses line item of the Fund’s fees and expenses table; and (vi) the Subsidiaries will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31). The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of Subsidiaries created by the Fund. References herein to the Fund’s investments also refer to any Subsidiary’s investments.

To the extent that the Fund invests in Private Funds, investors should be aware that investing in Private Funds introduces additional layers of structural complexity, and potential risks related to liquidity, transparency and valuation. Investments in Private Funds also may result in additional indirect costs for stockholders. See “Risk Factors - Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.”

See “Prospectus Summary - Current Portfolio and NAV” for the percentage of the Fund held in each type of investment.

Portfolio Construction

The Fund is designed to provide access to what the Adviser believes are the highest quality and highest-potential privately held technology companies. To optimize for our long-term capital appreciation objective, we intend to construct our portfolio to achieve maximum allowable concentration consistent with the diversification requirements applicable to RICs for U.S. federal income tax purposes. The Fund generally will seek to limit its investments in each Portfolio Company to no more than 20% of its net assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its net assets in each Portfolio Company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s net assets at any given point in time.

These allocations are based on our assessments of our Portfolio Companies and the availability of exposure to them. We cannot guarantee that we will be able to maintain such allocations.

Once we have established an initial position in a Portfolio Company, we may choose to increase our stake through subsequent purchases, to the extent permitted by RIC diversification rules. Maintaining a concentrated portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to the strongest companies within our target segments.

The Adviser’s primary strategy is to invest in the equity securities of Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an IPO or a merger or acquisition transaction. Notwithstanding the foregoing, if the Adviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Portfolio Company following a liquidity event and any subsequent lockup period until such time that the Adviser determines to sell the securities, or (ii) sell such securities prior to the occurrence of a liquidity event. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within one to six years of such securities purchase by the Fund, and the Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. The timing of liquidity events, however, is difficult, if not impossible, to predict with accuracy.

The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index.

The Fund primarily invests in securities of issuers involved primarily in technology, software, artificial intelligence, aerospace and defense, digital media, internet services, financial technology, semiconductor manufacturing, communications equipment, information technology, and related industries. The Fund’s policy of concentrating in the groups of industries in the technology sector increases its exposure to the economic, regulatory, and competitive risks associated with this sector.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an IPO of a Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. In addition, many of our investments are made in SPVs that require the approval of an external manager to transfer our interests or obtain stock following an IPO. We do not control the timing of cash or stock distributions from all of the external managers.

For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

Current Portfolio and NAV	As of June 30, 2026, our investment portfolio, excluding cash and short term investments, consists of approximately $358.1 million (at cost) in 19 Portfolio Companies of which 16 are material, and 85.25% of our investments provide direct and indirect exposure to private issuers engaged in the broader technology industry. With respect to the investment structures as of June 30, 2026, 20.1% of dollars invested are direct purchases of common or preferred shares (held directly by the Fund or through a Subsidiary), 79.8% are in SPVs (held directly by the Fund or through a Subsidiary), and less than 0.1% are in forward contracts that involve the future delivery of shares of a Portfolio Company upon such securities becoming freely transferable or upon the removal of restrictions on transfer. Approximately 56.8% of our portfolio was acquired through secondary purchases. As of June 30, 2026, our NAV was $700.9 million and our NAV per share was $16.21.

On a monthly basis the Fund will publish on its website its NAV per share within 15 business days of the end of the month, except for its NAV per share for the last month of the Fund's fiscal year, which will be published on its website within 60 days of the end of the month. Additionally, on a quarterly basis, the Fund will provide updated information regarding its current portfolio, including information regarding the Fund’s underlying Portfolio Company holdings on an aggregate basis as a percentage of the Fund’s net assets and information regarding the number of shares and type of shares of each underlying Portfolio Company indirectly held by the Fund on an aggregate basis. Such information will be available within 60 days of the end of each fiscal quarter on the Fund’s website at www.pwrl.com.

Investment Process	The Adviser uses its own extensive network, internal research and analysis to identify Portfolio Companies that satisfy its investment criteria. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research and industry relationships to identify and take advantage of trends that have ramifications for individual companies or entire industries.

Once a Portfolio Company is identified, the Adviser performs extensive due diligence on that company. The Adviser assesses key indicators of each company’s health and growth among several other factors. Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business model, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

As part of the due diligence process, the Adviser will also review the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

For each potential transaction, the Adviser conducts a comprehensive counterparty diligence process designed to mitigate risks and ensure clarity of ownership. Leveraging Akkadian’s 16 years of industry experience, the Adviser prioritizes sourcing opportunities from trusted and well-established channels. When evaluating investments involving SPVs or other external entities, the Adviser’s due diligence includes an in-depth review of all legal and transaction-related documentation, an assessment of the general partner’s management capabilities and track record, thorough reference checks, and verification of ownership. For transactions directly involving individuals, the Adviser’s process further incorporates background and credit checks, reviews of all relevant option documents-including option grant agreements, proof of exercise, and share certificates-and, where possible, personal reference checks. The objective of the Adviser’s rigorous diligence approach is to fully understand the Fund’s counterparties and proactively mitigate any potential issues related to future share redemption or ownership disputes. This process is managed by Peter Smith, who acts as the Adviser’s general counsel. He is also a co-founder of Akkadian and has been in this role for 16 years.

After making an investment, the Adviser will monitor the financial trends of the Portfolio Company to assess the Fund’s exposure to individual companies as well as to evaluate overall portfolio quality. The Adviser will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within the Fund’s overall portfolio. If a company is underperforming, the Adviser may decide to sell the Fund’s interest in the private markets, and may realize a loss. If such a sale occurs, the Adviser will, in a reasonable period of time, add a new company to the portfolio.

Common Stock Offered by Roth Principal Investments	25,000,000 shares of common stock.

Conflict of Interest	The shares of our common stock offered by this Prospectus are being offered by the Selling Stockholder. The Selling Stockholder is a private investor, and a wholly owned subsidiary of CR Financial Holdings, Inc. The Selling Stockholder is not affiliated with the Fund or its affiliates.

The shares may be sold or distributed from time to time by the Selling Stockholder directly to one or more purchasers or through brokers, dealers, or underwriters who may act solely as agents at market prices prevailing at the time of sale, at prices related to the prevailing market prices, at negotiated prices, or at fixed prices, which may be changed.

Roth Principal Investments is an affiliate of RCP, a registered broker-dealer and FINRA member, which will act as an executing broker that will effectuate resales of our common stock that may be acquired by Roth Principal Investments from us pursuant to the Purchase Agreement to the public in this offering.

Because Roth Principal Investments will receive all the net proceeds from such resales of our common stock made to the public through RCP, RCP is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, this offering will be conducted in compliance with the provisions of FINRA Rule 5121. In accordance with FINRA Rule 5121, RCP is not permitted to sell shares of our common stock in this offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder. See “Plan of Distribution (Conflict of Interest)” for additional information.

Use of Proceeds	We will not receive any proceeds from the resale of shares of our common stock included in this Prospectus by Roth Principal Investments. However, we may receive up to $250,000,000 in aggregate gross proceeds under the Purchase Agreement from sales of our common stock that we may elect to make to Roth Principal Investments pursuant to the Purchase Agreement, if any, from time to time in our sole discretion. Any proceeds that we receive from sales of shares of our common stock to Roth Principal Investments under the Purchase Agreement will be used in accordance with our investment objective and by following the strategies described in this Prospectus. A portion of these proceeds may also be used for working capital and general corporate purposes. See “Use of Proceeds.”

Listing	Our common stock is traded on the Exchange under the symbol “PWRL.”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. As we primarily focus on making investments in equity securities that provide opportunity for capital gains, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations - Taxation as a Regulated Investment Company.”

Taxation	We intend to elect to be treated as a RIC for U.S. federal income tax purposes beginning with our taxable year ending September 30, 2026, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and
●	maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we generally must timely distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least the sum of (i) 90% of our investment company taxable income and (ii) 90% of our net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. We will be subject to U.S. federal income tax imposed at corporate rates on our investment company taxable income and net capital gains that we do not distribute to stockholders. If we fail to distribute a sufficient amount of our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% U.S. federal excise tax. We may choose to retain all or a portion of our net capital gains or a portion of our income and pay the resulting U.S. federal income tax on such income or gains. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

On December 31, 2025, the Fund entered into a senior secured credit agreement with Stifel Bank (“Stifel Bank”), as amended on April 24, 2026 (the “Credit Agreement”), which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $50,000,000 (the “Credit Facility”). Interest accrues on principal drawn under the Credit Facility, which is payable on each loan maturity date. The interest rate is the Prime Rate, as of the date of funding (6.75% at June 30, 2026) plus 1.00%. The Fund will pay a commitment fee on the maturity date equal to 0.25% of the difference between the average commitment amount and the average daily balance of the principal borrowed. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. As of June 30, 2026, the Fund had $0 available to be borrowed and $50,000,000 outstanding borrowings under the Credit Facility.

Distribution Reinvestment Plan	We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we declare a cash distribution or other distribution, each stockholder that has not “opted out” of our distribution reinvestment plan will have their distributions or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

Stockholders who receive distributions and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Distribution Reinvestment Plan.”

Administrator	Paralel Technologies LLC serves as the administrator of the Fund pursuant to a fund administration services agreement.

Custodian, Transfer and Dividend Paying Agent and Registrar	U.S. Bank National Association serves as our custodian. Continental Stock Transfer & Trust Company serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Summary Risk Factors	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund.

Risks Related to Our Business and Our Structure

●	The Fund is a recently formed entity with limited operating history as a closed-end management investment company.
●	The Fund may lack investment diversification and is subject to greater risk than a broadly diversified fund.
●	Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.
●	Political, social and economic uncertainty risks could have a material adverse effect on the Fund.
●	A cyber-attack could have a material adverse effect on the Fund.
●	Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our Portfolio Companies and, in turn, negatively impact us.
●	The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.
●	The Adviser is newly formed and does not have experience managing a registered investment company.
●	The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.
●	The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.
●	The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.
●	There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.
●	In the event the value of your investment declines, the Management Fee will still be payable.
●	Changes in laws or regulations governing the Fund’s operations may adversely affect its business.
●	The transparency of the Fund’s performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.
●	The Adviser has full discretion over the Fund’s portfolio, and the Fund’s stockholders are not involved in investment decisions.
●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
●	Our ability to enter into transactions with our affiliates is restricted.
●	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.
●	The Fund has indemnification obligations.
●	Repurchases under our share repurchase program, if any, will reduce our managed assets, and there can be no assurance that repurchases will cause our shares to trade at a narrower discount to NAV.

Risks Related to Our Investments

●	There are risks inherent in investing in venture-backed companies.
●	The Fund’s investments in Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.
●	There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.
●	Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.
●	The Fund may invest in forward contracts, which involve certain risks.
●	Indirect investments in Portfolio Companies involve substantial risks, including the risk that Portfolio Companies could object to the Fund’s investments. Such objections could result in the Fund disposing of such investments. Such dispositions could potentially be on unfavorable terms or at a loss. See “Risk Factors - Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to the Fund’s investments, which could result in the Fund disposing of such investments, including potentially on unfavorable terms or at a loss” on pg. 37.

●	There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
●	Secondary investments purchased at a negotiated discount may result in unrealized gains.
●	The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.
●	Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.
●	The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.
●	Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.
●	Aerospace and defense technology companies in which we invest are subject to risks.
●	Artificial intelligence companies in which we invest are subject to risks.
●	Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.
●	The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.
●	There are significant potential risks relating to holding Portfolio Company securities following an IPO.
●	There are uncertainties regarding the tax treatment of certain of the Fund’s investments.
●	The Fund will generally not hold a controlling interest in any of its Portfolio Companies.
●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
●	The Fund’s ability to make follow-on investments may be limited.

Tax Risks

●	We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.
●	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
●	If we are not treated as a “publicly offered regulated investment company,” certain stockholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.
●	We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Risks Related to Leverage

●	We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.
●	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks Related to Our Common Stock

●	The price of our stock may be volatile, which could result in substantial losses for investors. Further, an active, liquid and orderly trading market for our common stock may not be sustained, and we do not know what the market price of our common stock will be, and as a result it may be difficult for you to sell your shares of our common stock.

●	Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot predict whether our shares will trade at, above, or below our NAV per share.

Risks Related to the Offering

●	It is not possible to predict the actual number of shares we will sell under the Purchase Agreement to Roth Principal Investments, or the actual gross proceeds resulting from those sales. Further, we may not have access to the full amount available under the Purchase Agreement with Roth Principal Investments.
●	The sale of the shares of common stock acquired by Roth Principal Investments, or the perception that such sales may occur, could cause the price of our common stock to fall.
●	We may not issue or sell shares of our common stock to Roth Principal Investments at a net price below our then-current NAV per share, in accordance with Section 23(b) of the 1940 Act; accordingly, if our shares trade at a discount to NAV, we will be unable to access the committed equity facility, and any premium of the market price of our shares to our NAV per share may not be sustained.
●	Investors who buy shares at different times will likely pay different prices.

See the “Risk Factors” section beginning on page 29 of this Prospectus and other information included in this Prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Fund” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Fund.

Annual expenses	Percentage of Net Assets Attributable to Common Stock
Management Fee	2.50	%(1)
Interest Payments on Borrowed Funds	0.00	%(2)
Acquired Fund Fees and Expenses	0.00	%(3)
Other Expenses	1.13	%(4)
Total Annual Expenses	3.63%

(1)	Under the Investment Advisory Agreement we pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds, and also includes short term investments that do not qualify as cash equivalents under US GAAP such as U.S. Government Securities with a maturity longer than three months measured at the date of purchase. The Adviser did not charge a Management Fee prior to May 20, 2026, the effective date of the Fund’s registration statement on Form N-2 relating to the listing of its common stock on the Exchange (the “Effective Date”). The Management Fee reflected in the table is estimated for the Fund’s current fiscal year. This estimate is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets). This estimate includes the management fees of the Fund’s Subsidiaries and any SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See “Investment Strategy and Types of Investments - Investment Structures”).

(2)	The Fund may borrow funds to make investments or for other purposes. The costs associated with any borrowings will be indirectly borne by stockholders. The Fund currently has a Credit Facility with Stifel Bank. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. The Fund estimates that interest payments on the Credit Facility for the Fund’s current fiscal year will be less than one basis point based on anticipated usage of the Credit Facility throughout the year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The amounts under this line item are estimated for the current fiscal year and estimated to be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.

(4)	Other expenses include, but are not limited to, accounting, legal and auditing fees of the Fund, organizational costs, expenses related to the Fund’s distribution reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the Directors. Other expenses includes expenses of the Fund’s Subsidiaries and any SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See “Investment Strategy and Types of Investments - Investment Structures”). We based these expenses on estimated amounts for the Fund’s first fiscal year of operations.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$36	$113	$195	$427

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights for the fiscal period ended September 30, 2025 are incorporated by reference into this Prospectus from our annual report on Form N-CSR for the fiscal period ended September 30, 2025, filed with the SEC on December 19, 2025. The financial highlights for the fiscal period ended September 30, 2025 have been audited by KPMG LLP, our independent registered public accounting firm, whose report thereon is included in the annual report and is incorporated by reference into this Prospectus and the registration statement of which this Prospectus forms a part. The unaudited financial highlights for the six months ended March 31, 2026 are incorporated by reference into this Prospectus from our semi-annual report for the six months ended March 31, 2026, filed with the SEC on Form N-CSRS on June 8, 2026.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this Prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, including our ability to achieve objectives;

●	our business prospects and the prospects of our Portfolio Companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	market conditions and our ability to access capital;

●	the ability of our Portfolio Companies to achieve their objectives;

●	the valuation of our Portfolio Companies, particularly those having no liquid trading market;

●	our expected financings and investments;

●	the ability of Roth Principal Investments to sell shares of our common stock in this offering in the amounts and on the terms contemplated, or at all;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

●	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in the Prospectus are made as of the date of the Prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in the Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this Prospectus. We urge you to carefully review that section for a more detailed discussion of the risks of an investment in our common stock.

COMMITTED EQUITY FACILITY

On August 7, 2026, we entered into the Purchase Agreement and the Registration Rights Agreement with Roth Principal Investments. Under the Purchase Agreement, upon the terms and conditions set forth therein, we, at our sole option and discretion, from and after the Commencement Date, will have the right to sell to Roth Principal Investments up to $250,000,000 of aggregate gross purchase price of shares of our common stock, subject to the Exchange Cap (as defined below), to the extent applicable, and the other limitations set forth in the Purchase Agreement. We will pay Roth Principal Investments up to a $2,500,000 commitment fee, equal to 1.0% of Roth Principal Investments’ total aggregate purchase commitment, as consideration for its commitment to purchase shares of our common stock pursuant to the Purchase Agreement. If we do not terminate the Purchase Agreement within 90 days following the effective date of the registration statement that includes this Prospectus, Roth Principal Investments would be entitled to receive only such portion (if any) of the cash commitment fee it had withheld from any purchases effected by us before the expiration or earlier termination of the Purchase Agreement, and Roth Principal Investments would not be entitled to receive any further cash payments from us in respect of the cash commitment fee.

Upon the initial satisfaction of the conditions to Roth Principal Investments’ purchase obligations set forth in the Purchase Agreement, or the “Commencement,” including that the registration statement of which this Prospectus forms a part has been declared effective by the SEC, we will have the right, but not the obligation, from time to time at our sole option and discretion over the 36-month period beginning on the date the Commencement occurs, or the “Commencement Date,” to direct Roth Principal Investments to purchase shares of our common stock in Market Open Purchases, Intraday Purchases, Pre-Market Purchases and/or Post-Market Purchases (together, “Purchases”), each as described below, unless the Purchase Agreement is terminated earlier. Sales of common stock by us to Roth Principal Investments under the Purchase Agreement, and the timing of any such sales, are solely at our option, and we are under no obligation to sell any securities to Roth Principal Investments under the Purchase Agreement. Subject to the satisfaction of applicable conditions, Roth Principal Investments will be obligated to purchase shares of our common stock as and when directed by us in irrevocable written purchase notices that are timely and properly delivered by us in accordance with the Purchase Agreement.

In no event may we issue to Roth Principal Investments under the Purchase Agreement more than 8,627,843 shares of common stock, which number of shares is equal to 19.99% of the shares of our common stock outstanding as of the date of the Purchase Agreement, or the “Exchange Cap,” unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Exchange rules or (ii) the Average Price (as defined in the Purchase Agreement) of all purchases under the Purchase Agreement equals or exceeds the Base Price (as defined below), in which case the Exchange Cap will not apply to issuances and sales of common stock pursuant to the Purchase Agreement. If we issue any shares of common stock in excess of the Exchange Cap in reliance on clause (ii), the average price for all shares of common stock purchased by Roth Principal Investments under the Purchase Agreement for the remainder of the term of the committed equity facility must always equal or exceed the Base Price. “Base Price” means the Minimum Price, as adjusted to take into account the commitment fee payable to Roth Principal Investments under the Purchase Agreement, such that issuances and sales of common stock under the Purchase Agreement are deemed “at market” under applicable rules of the Exchange, which is $11.6258 per share. “Minimum Price” means $11.3360, representing the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the date of the Purchase Agreement (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of the Purchase Agreement). Moreover, we will not issue, and Roth Principal Investments will not purchase, any shares of our common stock under the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by Roth Principal Investments and its affiliates, would result in Roth Principal Investments beneficially owning more than 4.99% of the outstanding common stock (the “Beneficial Ownership Limitation”). In no event will we issue any shares of our common stock to Roth Principal Investments under the Purchase Agreement at a price per share below our net asset value per share in violation of Section 23(b) of the 1940 Act.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to limitations agreed upon by the contracting parties.

Neither we nor Roth Principal Investments may assign or transfer any of our respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the parties.

Purchases of Common Stock Under the Purchase Agreement

Market Open Purchases

On any trading day selected by us from and after the Commencement Date (each, a “Purchase Date”), provided the closing sale price of our common stock on the immediately preceding trading day is not less than $1.00, we will have the right, but not the obligation, to direct Roth Principal Investments, by the delivery to Roth Principal Investments of an irrevocable written purchase notice, after 7:30 a.m., Eastern time, and prior to 9:00 a.m., Eastern time, on such Purchase Date (each, a “Market Open Purchase Notice”), to purchase on such Purchase Date an amount of common stock up to the applicable Maximum Market Open Purchase Amount (as defined below) (the “Market Open Purchase Share Amount”), at the applicable Market Open Purchase price (each, a “Market Open Purchase”). We will specify in each Market Open Purchase Notice (i) the percentage that will be used for calculating the Market Open Purchase Volume Maximum (defined below) and the Maximum Market Open Purchase Amount applicable to such Market Open Purchase, which may not exceed 25% (the “Market Open Purchase Percentage”), and (ii) (A) whether the first sale of common stock (unrelated to the committed equity facility) at a price below the applicable VWAP Minimum Price Threshold (defined below) during the applicable Market Open Purchase Valuation Period will trigger the Market Open Purchase Ending Time of the Market Open Purchase Valuation Period for such Market Open Purchase (a “Limit Order Discontinue Election”) or (B) whether such sales of common stock will not cause the Market Open Purchase Valuation Period for such Market Open Purchase to end, but rather will be disregarded for purposes of determining whether the Market Open Purchase Volume Maximum is reached and for purposes of calculating the Market Open Purchase price for such Market Open Purchase (a “Limit Order Continue Election”).

The purchase price for a Market Open Purchase will be equal to 97.0% of the VWAP of our common stock for the period on the applicable Purchase Date beginning at 9:30:01 a.m., Eastern time (or such later time publicly announced by Nasdaq (the “Exchange”) as the official open of the primary trading session on the Exchange), on such Purchase Date (the “Market Open Purchase Commencement Time”), and ending at 3:59:00 p.m., Eastern time (or such earlier time publicly announced by the Exchange as the official close of the primary trading session on the Exchange), on such Purchase Date (excluding the first and last regular way trades and, if a Limit Order Continue Election is made, excluding each transaction in the common stock in which the trading price of a share of common stock is below the applicable VWAP Minimum Price Threshold); provided, that (i) if the total aggregate volume of common stock traded on the Exchange beginning at the Market Open Purchase Commencement Time (applying the same exclusions) reaches a threshold amount equal to (a) the Market Open Purchase Share Amount to be purchased by Roth Principal Investments, divided by (b) the Market Open Purchase Percentage specified by us in the applicable Market Open Purchase Notice (giving effect to any adjustment as necessary to give effect to the applicable Maximum Market Open Purchase Amount limitation) (the “Market Open Purchase Volume Maximum”), prior to the official close of the regular trading session on the Exchange on such Purchase Date, or (ii) if a Limit Order Discontinue Election is made, the trading price of a share of common stock at any time after the Market Open Purchase Commencement Time (excluding the first and last regular way trades) falls below the applicable VWAP Minimum Price Threshold, then the VWAP will be calculated only for the period beginning at the Market Open Purchase Commencement Time and ending at the earlier of (x) such time that the total aggregate volume of shares of common stock traded on the Exchange reaches the applicable Market Open Purchase Volume Maximum for such Market Open Purchase and (y) such time that the trading price of a share of common stock on the Exchange falls below the applicable VWAP Minimum Price Threshold (the earliest to occur of (1) the official close of regular trading on the Exchange, (2) the event described in clause (x) above and (3) the event described in clause (y) above, the “Market Open Purchase Ending Time”).

“VWAP” means, for any specified period, the volume weighted average price of our common stock on the Exchange for such specified period, as reported by Bloomberg Financial LP using the AQR function (excluding, as applicable, (i) the opening or first purchase transaction, (ii) the last sale transaction in the common stock during the primary trading session on the Exchange on such Purchase Date and (iii) if a Limit Order Continue Election is made, each transaction in the common stock in which the trading price of a share of common stock is below the applicable VWAP Minimum Price Threshold or below the applicable Intraday VWAP Minimum Price Threshold (as applicable)). “Market Open Purchase Valuation Period” means the period for each Market Open Purchase beginning at the Market Open Purchase Commencement Time and ending at the applicable Market Open Purchase Ending Time. The “Maximum Market Open Purchase Amount” means such number of shares of common stock equal to the lesser of (a) 2,000,000 shares and (b) the total aggregate number (or volume) of shares of common stock actually traded on the Exchange during the applicable Market Open Purchase Valuation Period, multiplied by the Market Open Purchase Percentage specified by us in the applicable Market Open Purchase Notice for such Market Open Purchase (excluding the first and last regular way trades and, if a Limit Order Continue Election is made, excluding each transaction in the common stock in which the trading price of a share of common stock is below the applicable VWAP Minimum Price Threshold).

The “VWAP Minimum Price Threshold” means the applicable minimum price threshold specified by us in the Market Open Purchase Notice for such Market Open Purchase or, if no such minimum price threshold is specified by us in the Market Open Purchase Notice, the minimum price threshold for such Market Open Purchase will be equal to 75% of the closing sale price of our common stock on the trading day immediately prior to the applicable Purchase Date. In no event will we issue any shares of our common stock at a net price below our then-current net asset value per share in violation of Section 23(b) of the Investment Company Act of 1940, as amended.

Intraday Purchases

If either (i) a Market Open Purchase is not effected on a trading day that qualifies as a Purchase Date or (ii) we have timely delivered a Market Open Purchase Notice for a Market Open Purchase on a Purchase Date and the Market Open Purchase Ending Time for such Market Open Purchase occurs prior to 2:00 p.m., Eastern time, on such Purchase Date, then, in either case, we will also have the right, but not the obligation, to direct Roth Principal Investments to purchase, on such trading day (which may but is not required to be the same Purchase Date as a Market Open Purchase), an amount of common stock up to the applicable maximum intraday purchase amount, determined in the same manner as a Maximum Market Open Purchase Amount is determined for a Market Open Purchase (the “Maximum Intraday Purchase Amount”), at the purchase price for an intraday purchase described below (each, an “Intraday Purchase”), by the delivery to Roth Principal Investments of an irrevocable written purchase notice, after 10:00 a.m., Eastern time (and after the Market Open Purchase Ending Time, if we have effected a Market Open Purchase on such Purchase Date, and after the Intraday Purchase Ending Time (determined in the same manner as the Market Open Purchase Ending Time) of the most recent prior Intraday Purchase effected on the same Purchase Date, as applicable), and prior to 2:00 p.m., Eastern time, on such Purchase Date (each, an “Intraday Purchase Notice”). As in the case of a Market Open Purchase, we will specify in each Intraday Purchase Notice (i) the percentage that will be used for calculating the Intraday Purchase Volume Maximum (determined in the same manner as the Market Open Purchase Volume Maximum) and the Maximum Intraday Purchase Amount applicable to such Intraday Purchase, which may not exceed 25% (the “Intraday Purchase Percentage”), and (ii) whether a Limit Order Discontinue Election or a Limit Order Continue Election (having the same effects as in a Market Open Purchase described above) will apply to the Intraday Purchase.

The per share purchase price for an Intraday Purchase for the shares of common stock to be sold to Roth Principal Investments in an Intraday Purchase, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed percentage discount to the applicable VWAP for such purchase), provided that the VWAP used to determine the purchase price for each Intraday Purchase effected on a Purchase Date will be calculated over a separate valuation period during the regular trading session on the Exchange on such Purchase Date that does not overlap with the applicable valuation period for any other Intraday Purchase (or Market Open Purchase, as applicable) effected on such Purchase Date, each such valuation period commencing and ending at different times on such Purchase Date. All other pricing, settlement and other terms, conditions and limitations for an Intraday Purchase mirror those for a Market Open Purchase, modified as appropriate to take into account that each Intraday Purchase will be effected at different times and will be priced by reference to different, non-overlapping valuation periods on a Purchase Date.

Pre-Market Purchases and Post-Market Purchases

In addition to Market Open Purchases and Intraday Purchases described above, from and after the Commencement Date, we will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, to direct Roth Principal Investments to purchase shares of our common stock in purchases priced by reference to trading outside of the regular trading session on the Exchange. A Pre-Market Purchase Notice must be received by Roth Principal Investments between 7:00 a.m. and 8:30 a.m., Eastern time, and the applicable Pre-Market Purchase Valuation Period ends at 9:10 a.m., Eastern time; a Post-Market Purchase Notice must be received by Roth Principal Investments between 4:05 p.m. and 5:00 p.m., Eastern time, and the applicable Post-Market Purchase Valuation Period ends at 6:00 p.m., Eastern time. The maximum size of any Pre-Market Purchase or Post-Market Purchase is the lesser of (i) 1,000,000 shares of common stock and (ii) the trading volume during the applicable Pre-Market Purchase Valuation Period or Post-Market Purchase Valuation Period multiplied by the percentage specified by us in the applicable purchase notice, which may not exceed 20%. The per share purchase price for a Pre-Market Purchase or a Post-Market Purchase will be equal to 95% of the VWAP of our common stock for the applicable valuation period, representing a fixed 5.0% discount to such VWAP. Trading volumes during extended-hours sessions are typically substantially lower, and prices more volatile, than during the regular trading session. See “Risk Factors — Risks Related to the Offering.” All other mechanics and terms of Pre-Market Purchases and Post-Market Purchases are similar to those of Market Open Purchases and Intraday Purchases.

The shares of common stock purchased by Roth Principal Investments in any Purchase under the Purchase Agreement will be delivered to Roth Principal Investments, and payment for such shares will be made by Roth Principal Investments, at the times and in the manner set forth in the Purchase Agreement.

Purchase Price

The per share purchase price that Roth Principal Investments will be required to pay for shares of common stock in a Purchase directed by us pursuant to the Purchase Agreement will be determined by reference to the VWAP calculated in accordance with the Purchase Agreement, less a fixed 3.0% discount (or, in the case of a Pre-Market Purchase or a Post-Market Purchase, a fixed 5.0% discount). There is no maximum price per share that Roth Principal Investments could be obligated to pay for the common stock we may elect to sell to it under the Purchase Agreement. In no event will we issue any shares of our common stock at a net price below our then-current net asset value per share in violation of Section 23(b) of the Investment Company Act of 1940, as amended.

Conditions to Commencement and Each Purchase

Roth Principal Investments’ obligation to purchase shares of our common stock under the Purchase Agreement is subject to (i) the initial satisfaction, at the Commencement, and (ii) the satisfaction on the applicable purchase date of the conditions precedent thereto set forth in the Purchase Agreement, all of which are entirely outside of Roth Principal Investments’ control. These conditions include the following:

●	the accuracy in all material respects of the representations and warranties of the Fund included in the Purchase Agreement;

●	the Fund having performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Purchase Agreement to be performed, satisfied or complied with by the Fund;

●	trading in the common stock shall not have been suspended by the SEC or the Exchange, the Fund shall not have received any final and non-appealable notice that the listing or quotation of the common stock on the Exchange shall be terminated on a date certain (unless, prior to such date, the common stock is listed or quoted on any Eligible Market, as such term is defined in the Purchase Agreement), and there shall be no suspension of, or restriction on, accepting additional deposits of the common stock, electronic trading or book-entry services by the Depository Trust Company with respect to the common stock;

●	the absence of any statute, regulation, order, decree, writ, ruling or injunction by any court or governmental authority of competent jurisdiction which prohibits the consummation of or that would materially modify or delay any of the transactions contemplated by the Purchase Agreement or the Registration Rights Agreement;

●	the absence of any action, suit or proceeding before any arbitrator or any court or governmental authority seeking to restrain, prevent or change the transactions contemplated by the Purchase Agreement or the Registration Rights Agreement, or seeking material damages in connection with such transactions;

●	no condition, occurrence, state of facts or event constituting a Material Adverse Effect (as such term is defined in the Purchase Agreement) shall have occurred and be continuing; and

●	the receipt by Roth Principal Investments of the initial auditor comfort letter and any required bring-down comfort letters, as well as legal opinions and negative assurances, and bring-down legal opinions and negative assurances, as required under the Purchase Agreement.

Termination of the Purchase Agreement

Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of:

●	the first day of the month next following the 36-month anniversary of the Commencement Date;

●	the date on which Roth Principal Investments shall have purchased shares of common stock under the Purchase Agreement for an aggregate gross purchase price equal to $250,000,000;

●	the date on which the common stock shall have failed to be listed or quoted on the Exchange or any other Eligible Market for a period of one (1) trading day;

●	the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving our company has been commenced that is not discharged or dismissed prior to such trading day; and

●	the date on which a custodian is appointed for the Fund in a bankruptcy proceeding for all or substantially all of its property, or the Fund makes a general assignment for the benefit of its creditors.

We have the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon ten (10) trading days’ prior written notice to Roth Principal Investments, subject to the Company’s obligation, if any, to pay or satisfy the Commitment Fee and expense reimbursements as required under the Purchase Agreement. We and Roth Principal Investments may also terminate the Purchase Agreement at any time by mutual written consent.

Roth Principal Investments also has the right to terminate the Purchase Agreement upon ten (10) trading days’ prior written notice to us, but only upon the occurrence of certain events, including:

●	the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement);

●	the occurrence of a Fundamental Transaction (as defined in the Purchase Agreement) involving our company;

●	we fail to timely file or obtain effectiveness of any required Registration Statement (as defined in the Registration Rights Agreement) under the Registration Rights Agreement, or are otherwise in material breach thereof, and such failure or breach (if curable) is not cured within ten (10) trading days after notice;

●	the effectiveness of any Registration Statement (or post-effective amendment thereto) required to be maintained under the Registration Rights Agreement lapses or such Registration Statement, the related prospectus or any prospectus supplement otherwise becomes unavailable for the resale of all Registrable Securities, and such lapse or unavailability continues for twenty (20) consecutive trading days or more than sixty (60) trading days in any 365-day period, in each case other than as a result of actions by Roth Principal Investments;

●	trading in the common stock on the Exchange (or if the common stock is then listed on an Eligible Market, trading in the common stock on such Eligible Market) has been suspended for a period of five (5) consecutive trading days; or

●	we are in material breach or default of the Purchase Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) trading days after notice of such breach or default is delivered to us.

No termination of the Purchase Agreement by us or by Roth Principal Investments will become effective prior to the fifth trading day immediately following the date on which any pending purchase has been fully settled in accordance with the terms and conditions of the Purchase Agreement. Furthermore, no termination of the Purchase Agreement will affect the Registration Rights Agreement, which will survive any termination of the Purchase Agreement.

No Short-Selling or Hedging by Roth Principal Investments

Roth Principal Investments has agreed that none of Roth Principal Investments, any of its officers or any entity managed or controlled by Roth Principal Investments will engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the common stock or (ii) hedging transaction, which establishes a net short position with respect to our common stock, during the term of the Purchase Agreement.

Prohibition on Certain Variable Rate Transactions

Prior to termination of the Purchase Agreement, subject to certain specified exceptions, we will be prohibited from effecting or entering into certain transactions in which equity securities are sold at prices that vary based on the trading price of our common stock or entering into an “equity line of credit” or other substantially similar continuous offering with a third party, in which we may offer, issue or sell common stock or any securities exercisable, exchangeable or convertible into common stock at a future determined price. We may conduct an “at-the-market offering” of our common stock during the term of the Purchase Agreement only if RCP is included as a sales agent or placement agent in any such at-the-market offering, with economics (including agent fees or commissions) allocated to RCP equivalent to its pro rata share based on the number of participating agents.

Effect of Sales of our Common Stock under the Purchase Agreement

All shares of common stock that may be issued or sold by us to Roth Principal Investments under the Purchase Agreement that are being registered under the Securities Act for resale by Roth Principal Investments in this offering are expected to be freely tradable. The shares of common stock being registered for resale in this offering may be issued and sold by us to Roth Principal Investments from time to time at our discretion over a period of up to 36 months after the Commencement Date. The resale by Roth Principal Investments of a significant amount of shares, or the perception that these sales may occur, could cause the market price of shares of our common stock to decline and to be highly volatile. Sales of our common stock, if any, to Roth Principal Investments under the Purchase Agreement will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Roth Principal Investments all, some or none of the shares of our common stock that may be available for us to sell to Roth Principal Investments pursuant to the Purchase Agreement.

If and when we do elect to sell shares of our common stock to Roth Principal Investments pursuant to the Purchase Agreement, after Roth Principal Investments has acquired such shares, Roth Principal Investments may resell all, some or none of the shares of common stock that it acquires from us at any time or from time to time in its discretion and at different prices. As a result, investors who purchase shares from Roth Principal Investments in this offering at different times will likely pay different prices for those shares, and so may experience different levels of dilution, and in some cases substantial dilution, and experience different outcomes in their investment results. Investors may experience a decline in the value of the shares they purchase from Roth Principal Investments in this offering as a result of future sales made by Roth Principal Investments at prices lower than the prices such investors paid for their shares. In addition, if we sell a substantial number of shares of our common stock to Roth Principal Investments under the Purchase Agreement, or if investors expect that we will do so, the actual sales of shares or the mere existence of our arrangement with Roth Principal Investments may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

Because the purchase price per share to be paid by Roth Principal Investments for the shares of common stock that we may elect to sell to Roth Principal Investments under the Purchase Agreement will fluctuate based on the market prices of our common stock, it is not possible for us to predict the number of shares of common stock that we will sell to Roth Principal Investments, the actual purchase price per share to be paid by Roth Principal Investments for those shares, or the actual gross proceeds to be raised by us from those sales, if any. As of July 31, 2026, there were 43,160,796 shares of our common stock outstanding, of which 33,070,478 shares were held by non-affiliates. If all of the 25,000,000 shares offered for resale by Roth Principal Investments under this Prospectus were issued and outstanding as of July 31, 2026, such shares would represent approximately 36.68% of the total number of shares of our common stock outstanding and approximately 43.05% of the total number of outstanding shares held by non-affiliates.

The Purchase Agreement provides that we may, in our discretion, from time to time after the date of this Prospectus and during the term of the Purchase Agreement, direct Roth Principal Investments to purchase shares of our common stock under the Purchase Agreement. Assuming all of the 25,000,000 shares offered for resale by Roth Principal Investments under this Prospectus were sold by us to Roth Principal Investments for a per share price of $11.63, less a 3.0% discount (the same fixed percentage discount that will be used to calculate the applicable per share purchase price for shares of common stock that we may elect to sell to Roth Principal Investments in Market Open Purchases and Intraday Purchases under the Purchase Agreement), we would receive aggregate gross proceeds of approximately $282,027,500.00. However, the market prices of our common stock will fluctuate from time to time after the date of this Prospectus and, as a result, the actual purchase prices to be paid by Roth Principal Investments for shares of our common stock under the Purchase Agreement will fluctuate based on the market prices of our common stock. Moreover, in no event will we sell shares to Roth Principal Investments having an aggregate offering price of greater than $250,000,000.

If it becomes necessary for us to issue and sell to Roth Principal Investments under the Purchase Agreement more shares of our common stock than are being registered for resale under this Prospectus in order to receive aggregate gross proceeds equal to $250,000,000 from sales of our common stock to Roth Principal Investments under the Purchase Agreement, we must first file with the SEC and have declared effective one or more additional registration statements to register under the Securities Act the resale by Roth Principal Investments of any such additional shares of our common stock. In addition, if it becomes necessary for us to issue and sell to Roth Principal Investments under the Purchase Agreement an aggregate number of shares that would exceed the Exchange Cap share issuance limit of 8,627,843 shares (excluding any issuances and sales of common stock pursuant to the Purchase Agreement at an average price equal to or in excess of the Base Price calculated in accordance with applicable Exchange listing rules), then before we could issue any shares of common stock in excess of the Exchange Cap share issuance limit under the Purchase Agreement, we would also need to obtain the requisite stockholder approval to issue any such shares of common stock in excess of the Exchange Cap under the Purchase Agreement in accordance with applicable Exchange listing rules.

The number of shares of common stock ultimately offered for resale by Roth Principal Investments through this Prospectus is dependent upon the number of shares of common stock, if any, we ultimately sell to Roth Principal Investments under the Purchase Agreement. The issuance of our common stock to Roth Principal Investments pursuant to the Purchase Agreement will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

SELLING STOCKHOLDER

This Prospectus relates to the offer and sale by Roth Principal Investments, LLC (“Roth Principal Investments”) of up to 25,000,000 shares of our common stock that have been and may be issued by us to Roth Principal Investments under the Purchase Agreement. For additional information regarding the shares of our common stock included in this Prospectus, see the section titled “Committed Equity Facility” above. We are registering the shares of our common stock included in this Prospectus pursuant to the provisions of the Registration Rights Agreement we entered into with Roth Principal Investments on August 7, 2026 in order to permit the Selling Stockholder to offer the shares included in this Prospectus for resale from time to time. Except for the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement and as set forth in the section titled “Plan of Distribution (Conflict of Interest)” in this Prospectus, Roth Principal Investments has not had any material relationship with us or any of our predecessors or affiliates within the past three years. As used in this Prospectus, the term “Selling Stockholder” means Roth Principal Investments, LLC.

The table below presents information regarding the Selling Stockholder and the shares of our common stock that may be resold by the Selling Stockholder from time to time under this Prospectus. This table is prepared based on information supplied to us by the Selling Stockholder and reflects holdings as of July 31, 2026. The number of shares in the column “Maximum Number of Shares of Common Stock to be Offered Pursuant to this Prospectus” represents all of the shares of our common stock being offered for resale by the Selling Stockholder under this Prospectus. The Selling Stockholder may sell some, all or none of the shares being offered for resale in this offering. We do not know how long the Selling Stockholder will hold the shares before selling them and, except as set forth in the section titled “Plan of Distribution (Conflict of Interest)” in this Prospectus, we are not aware of any existing arrangements between the Selling Stockholder and any other stockholder, broker, dealer, underwriter or agent relating to the sale or distribution of the shares of our common stock being offered for resale by this Prospectus.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act and includes shares of our common stock with respect to which the Selling Stockholder has sole or shared voting and investment power. The percentage of shares of our common stock beneficially owned by the Selling Stockholder prior to the offering shown in the table below is based on an aggregate of 43,160,796 shares of our common stock outstanding on July 31, 2026. Because the purchase price to be paid by the Selling Stockholder for shares of our common stock, if any, that we may elect to sell to the Selling Stockholder in one or more Market Open Purchases, Intraday Purchases, Pre-Market Purchases and one or more Post-Market Purchases from time to time under the Purchase Agreement will be determined on the applicable purchase dates therefor, the actual number of shares of our common stock that we may sell to the Selling Stockholder under the Purchase Agreement may be fewer than the number of shares being offered for resale under this Prospectus. The columns titled “Shares of Common Stock Beneficially Owned After Offering” assume the resale by the Selling Stockholder of all of the shares of our common stock being offered for resale pursuant to this Prospectus.

	Shares of Common Stock Beneficially Owned Prior to Offering		Maximum Shares of Common Stock to be Offered Pursuant to this	Shares of Common Stock Beneficially Owned After Offering
Name of Selling Stockholder	Number(1)	Percent(2)	Prospectus	Number(3)	Percent(2)
Roth Principal Investments, LLC(4)	-	-	25,000,000	-	-

(1)	In accordance with Rule 13d-3 under the Exchange Act, we have excluded from the number of shares beneficially owned prior to the offering all of the shares of our common stock that Roth Principal Investments may be required to purchase under the Purchase Agreement, because the issuance of such shares is solely at our discretion and is subject to conditions contained in the Purchase Agreement, the satisfaction of which are entirely outside of Roth Principal Investments’ control, including the Registration Statement that includes this Prospectus becoming and remaining effective. Furthermore, Purchases of common stock under the Purchase Agreement are subject to certain agreed upon maximum amounts and other limitations set forth in the Purchase Agreement. Also, the Purchase Agreement prohibits us from issuing and selling any shares of our common stock to Roth Principal Investments to the extent such shares, when aggregated with all other shares of our common stock then beneficially owned by Roth Principal Investments, would cause Roth Principal Investments’ beneficial ownership of our common stock to exceed the 4.99% Beneficial Ownership Limitation. The Purchase Agreement also prohibits us from issuing or selling shares of our common stock under the Purchase Agreement in excess of the 19.99% Exchange Cap, unless we obtain stockholder approval to do so, or unless the Average Price (as defined in the Purchase Agreement) per share paid by Roth Principal Investments for all of the shares of common stock that we direct Roth Principal Investments to purchase from us pursuant to the Purchase Agreement, if any, equals or exceeds the Base Price (as defined in the Purchase Agreement), which is $11.6258 per share, such that the Exchange Cap limitation would not apply under applicable Exchange rules. Neither the Beneficial Ownership Limitation nor the Exchange Cap (to the extent applicable under Exchange rules) may be amended or waived under the Purchase Agreement.
(2)	Applicable percentage ownership is based on 43,160,796 shares of our common stock outstanding as of July 31, 2026.
(3)	Assumes the sale of all shares of our common stock being offered pursuant to this Prospectus.
(4)	The business address of Roth Principal Investments, LLC (“Roth Principal Investments”) is 2340 Collins Avenue, Suite 402, Miami Beach, Florida 33139. The principal business of Roth Principal Investments is that of a private investor. Roth Principal Investments is a wholly owned subsidiary of CR Financial Holdings, Inc. (“CRFH”). CRFH expressly disclaims beneficial ownership of securities held of record by Roth Principal Investments, except to the extent of its pecuniary interest therein. All voting and investment decisions with respect to securities held of record by Roth Principal Investments are made by majority vote of an investment policy committee of Roth Principal Investments composed of five individuals, each of whom is not involved in the management of CRFH and at least three of whom are not affiliates or associated persons of Roth Capital Partners, LLC (“RCP”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and a wholly owned subsidiary of CRFH. We have been advised that neither CRFH nor Roth Principal Investments is a FINRA member or an independent broker-dealer. Because each of Roth Principal Investments and RCP is a wholly owned subsidiary of CRFH, Roth Principal Investments is deemed to be an affiliate of RCP. RCP will act as an executing broker that will effectuate resales of our common stock that may be acquired by Roth Principal Investments from us pursuant to the Purchase Agreement to the public in this offering. See “Plan of Distribution (Conflict of Interest)” for more information about the relationship between Roth Principal Investments and RCP.

PLAN OF DISTRIBUTION (CONFLICT OF INTEREST)

The shares of our common stock offered by this Prospectus are being offered by the Selling Stockholder, Roth Principal Investments, LLC. The shares may be sold or distributed from time to time by the Selling Stockholder directly to one or more purchasers or through brokers, dealers, or underwriters who may act solely as agents at market prices prevailing at the time of sale, at prices related to the prevailing market prices, at negotiated prices, or at fixed prices, which may be changed. The sale of the shares of our common stock offered by this Prospectus could be effected in one or more of the following methods:

●	ordinary brokers’ transactions;
●	transactions involving cross or block trades;
●	through brokers, dealers, or underwriters who may act solely as agents;
●	“at the market” into an existing market for our common stock;
●	in other ways not involving market makers or established business markets, including direct sales to purchasers or sales effected through agents;
●	in privately negotiated transactions; or
●	any combination of the foregoing.

In order to comply with the securities laws of certain states, if applicable, the shares may be sold only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the state or an exemption from the state’s registration or qualification requirement is available and complied with.

Roth Principal Investments is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act.

Roth Principal Investments has informed us that it presently anticipates using, but is not required to use, Roth Capital Partners, LLC (“RCP”), a registered broker-dealer and FINRA member and an affiliate of Roth Principal Investments, as a broker to effectuate resales, if any, of our common stock that it may acquire from us pursuant to the Purchase Agreement, and that it may also engage one or more other registered broker-dealers to effectuate resales, if any, of such common stock that it may acquire from us, although, as of the date of this Prospectus, it does not anticipate engaging any such other registered broker-dealers. Such resales will be made at prices and at terms then prevailing or at prices related to the then current market price. Each such registered broker-dealer, including RCP, will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. Roth Principal Investments has informed us that RCP, and any other broker-dealer it may engage to effectuate resales of our common stock on its behalf (as the case may be), may receive commissions from Roth Principal Investments for executing such resales for Roth Principal Investments and, if so, such commissions will not exceed customary brokerage commissions.

Roth Principal Investments is an affiliate of RCP, a registered broker-dealer and FINRA member, which will act as an executing broker that will effectuate resales of our common stock that may be acquired by Roth Principal Investments from us pursuant to the Purchase Agreement to the public in this offering. Because Roth Principal Investments will receive all the net proceeds from such resales of our common stock made to the public through RCP, RCP is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, this offering will be conducted in compliance with the provisions of FINRA Rule 5121. In accordance with FINRA Rule 5121, RCP is not permitted to sell shares of our common stock in this offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

Except as set forth above, we know of no existing arrangements between the Selling Stockholder and any other stockholder, broker, dealer, underwriter or agent relating to the sale or distribution of the shares of our common stock offered by this Prospectus.

Brokers, dealers, underwriters or agents participating in the distribution of the shares of our common stock offered by this Prospectus may receive compensation in the form of commissions, discounts, or concessions from the purchasers, for whom the broker-dealers may act as agent, of the shares sold by the Selling Stockholder through this Prospectus. The compensation paid to any such particular broker-dealer by any such purchasers of shares of our common stock sold by the Selling Stockholder may be less than or in excess of customary commissions. Neither we nor the Selling Stockholder can presently estimate the amount of compensation that any agent will receive from any purchasers of shares of our common stock sold by the Selling Stockholder.

We may from time to time file with the SEC one or more supplements to this Prospectus or amendments to the registration statement of which this Prospectus forms a part to amend, supplement or update information contained in this Prospectus, including, if and when required under the Securities Act, to disclose certain information relating to a particular sale of shares offered by this Prospectus by the selling stockholder, including with respect to any compensation paid or payable by the Selling Stockholder to any brokers, dealers, underwriters or agents that participate in the distribution of such shares by the selling stockholder, and any other related information required to be disclosed under the Securities Act.

We will pay the expenses incident to the registration under the Securities Act of the offer and sale of the shares of our common stock by the Selling Stockholder covered by this Prospectus. We estimate that the total expenses for the offering will be approximately $[●].

As consideration for its irrevocable commitment to purchase our common stock at our direction under the Purchase Agreement, we agreed to pay to Roth Principal Investments a cash commitment fee in the amount of $2,500,000, which is equal to 1.0% of Roth Principal Investments' $250,000,000 total dollar amount purchase commitment under the Purchase Agreement. Roth Principal Investments is entitled to receive only such portion (if any) of the cash commitment fee it had withheld from any purchases effected by us before the expiration or earlier termination of the Purchase Agreement, and Roth Principal Investments is not entitled to receive any further cash payments from us in respect of the cash commitment fee. However, if we terminate the Purchase Agreement within 90 days following the effective date of the registration statement that includes this Prospectus, we are responsible for paying up to the balance of any portion of the cash commitment fee that has not been so withheld by Roth Principal Investments from purchases effected under the Purchase Agreement. In accordance with FINRA Rule 5110, the $2,500,000 cash commitment fee is deemed to be underwriting compensation in connection with sales of our common stock by Roth Principal Investments to the public.

In addition, we have agreed to reimburse Roth Principal Investments the Initial Legal Fee Reimbursement Amount of $75,000 upon our execution of the Purchase Agreement and Registration Rights Agreement and the Additional Investor Legal Fee Reimbursement Amount of up to $7,500 per fiscal quarter, in each case in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement. In accordance with FINRA Rule 5110, these reimbursed fees and expenses are deemed to be underwriting compensation in connection with sales of our common stock by Roth Principal Investments to the public. Moreover, in accordance with FINRA Rule 5110, the 3.0% fixed discount to current market prices of our common stock reflected in the purchase prices payable by Roth Principal Investments for our common stock that we may require it to purchase from us from time to time in one or more Market Open Purchases and/or one or more Intraday Purchases under the Purchase Agreement, and the 5.0% fixed discount to current market prices of our common stock reflected in the purchase prices payable by Roth Principal Investments for our common stock that we may require it to purchase from us from time to time in one or more Pre-Market Purchases and/or one or more Post-Market Purchases under the Purchase Agreement, in each case are deemed to be underwriting compensation in connection with sales of our common stock by Roth Principal Investments to the public.

We also have agreed to indemnify Roth Principal Investments and certain other persons against certain liabilities in connection with the offering of shares of our common stock offered hereby, including liabilities arising under the Securities Act or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities. Roth Principal Investments has agreed to indemnify us against liabilities under the Securities Act that may arise from certain written information furnished to us by Roth Principal Investments specifically for use in this Prospectus or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons, we have been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Roth Principal Investments has represented to us that at no time prior to the date of the Purchase Agreement has Roth Principal Investments, any of its officers, or any entity managed or controlled by Roth Principal Investments, engaged in or effected, in any manner whatsoever, directly or indirectly, for Roth Principal Investments’ own principal account or for the principal account of any such entity managed or controlled by Roth Principal Investments, any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of our common stock or any hedging transaction, which establishes a net short position with respect to our common stock that remained in effect as of the date of the Purchase Agreement. Roth Principal Investments has agreed that during the term of the Purchase Agreement, none of Roth Principal Investments, any of its officers, or any entity managed or controlled by Roth Principal Investments, will enter into or effect, directly or indirectly, any of the foregoing transactions either for Roth Principal Investments’ own principal account or for the principal account of any such entity managed or controlled by Roth Principal Investments.

We have advised the Selling Stockholder that it is required to comply with Regulation M promulgated under the Exchange Act. With certain exceptions, Regulation M precludes the Selling Stockholder, any affiliated purchasers, and any broker-dealer or other person who participates in the distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase any security which is the subject of the distribution until the entire distribution is complete. Regulation M also prohibits any bids or purchases made in order to stabilize the price of a security in connection with the distribution of that security. All of the foregoing may affect the marketability of the securities offered by this Prospectus.

This offering will terminate on the date that all shares of our common stock offered by this Prospectus have been sold by the Selling Stockholder.

Our common stock is currently listed on The Nasdaq Global Market under the symbol “PWRL.”

RCP, an affiliate of Roth Principal Investments, has provided, currently provides and/or from time to time in the future may provide various investment banking and other financial services for us and/or one or more of our affiliates that are unrelated to the transactions contemplated by the Purchase Agreement and Registration Rights Agreement and the offering of shares for resale by Roth Principal Investments to which this Prospectus relates, for which investment banking and other financial services RCP has received and may continue to receive customary fees, commissions and other compensation from us, aside from any discounts, fees and other compensation that Roth Principal Investments and RCP have received and may receive in connection with the transactions contemplated by the Purchase Agreement, including (i) the $2,500,000 cash commitment fee we have agreed to pay or cause to be paid to Roth Principal Investments, in each case as consideration for its irrevocable commitment to purchase shares of our common stock from us at our direction under the Purchase Agreement, (ii) the 3.0% fixed discount to current market prices of our common stock reflected in the purchase prices payable by Roth Principal Investments for our common stock that we may require it to purchase from us from time to time in one or more Market Open Purchases and/or one or more Intraday Purchases under the Purchase Agreement, (iii) the 5.0% fixed discount to current market prices of our common stock reflected in the purchase prices payable by Roth Principal Investments for our common stock that we may require it to purchase from us from time to time in one or more Pre-Market Purchases and/or one or more Post-Market Purchases under the Purchase Agreement, (iv) our reimbursement of Roth Principal Investments’ legal fees up to $165,000 in the aggregate ($75,000 upon execution of the Purchase Agreement and $7,500 per fiscal quarter for the maximum three-year term of the Purchase Agreement) in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement, and (v) any customary brokerage commissions that may be received by RCP from Roth Principal Investments for executing resales of our common stock purchased or acquired by Roth Principal Investments from us pursuant to the Purchase Agreement to the public in this offering. In addition, we may conduct an “at-the-market offering” of our common stock during the term of the Purchase Agreement only if RCP is included as a sales agent or placement agent in any such at-the-market offering, with economics (including agent fees or commissions) allocated to RCP equivalent to its pro rata share based on the number of participating agents. See “Committed Equity Facility — Prohibition on Certain Variable Rate Transactions.”

The total underwriting compensation to be received by all participating FINRA members, in the aggregate, in connection with this offering, as determined under FINRA Rule 5110, will not exceed 8.0% of the maximum aggregate offering price of all shares of our common stock that may be resold by Roth Principal Investments to the public through this Prospectus. Accordingly, the total amount of any specific item of underwriting compensation described herein that may be received by any participating FINRA member in connection with this offering shall, in each case, be subject to the limitation on the total underwriting compensation to be received by all participating FINRA members, in the aggregate, in connection with this offering, as determined under FINRA Rule 5110, described in the immediately preceding sentence.

THE FUND AND OUR CURRENT PORTFOLIO

We are a recently-formed, externally managed, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp. Our common stock is traded on The Nasdaq Global Market under the symbol “PWRL.” On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed the Reverse Stock Split whereby every twelve shares of common stock was converted into one share of common stock. Our Board has authorized a share repurchase program under which we may repurchase up to 4,324,293 shares of our common stock, which represents 10% of our outstanding shares as of July 20, 2026, at such times our shares are trading on the Nasdaq Global Market at a discount of 5% or more to our most recent publicly reported net asset value per share. Unless amended or extended by the Board, we expect the share repurchase program to be in place until the earlier of July 20, 2027, or until 4,324,293 shares have been repurchased. As of July 31, 2026, there were 43,160,796 shares of our common stock outstanding.

Our principal office is located at 631 Folsom Street Ste A & B, San Francisco, California, 94107-3850, and our telephone number is (707) 653-6892.

As of June 30, 2026, our investment portfolio, excluding cash and short term investments, consists of approximately $358.1 million (at cost) in 19 Portfolio Companies of which 16 are material, and 85.25% of our investments provide direct and indirect exposure to private issuers engaged in the broader technology industry. With respect to the investment structures as of June 30, 2026, 20.1% of dollars invested are direct purchases of common or preferred shares (held directly by the Fund or through a Subsidiary), 79.8% are in SPVs (held directly by the Fund or through a Subsidiary), and less than 0.1% are in forward contracts that involve the future delivery of shares of a Portfolio Company upon such securities becoming freely transferable or upon the removal of restrictions on transfer. Approximately 56.8% of our portfolio was acquired through secondary purchases. As of June 30, 2026, our NAV was $700.9 million and our NAV per share was $16.21.

On a monthly basis the Fund will publish on its website its NAV per share, within 15 business days of the end of the month, except for its NAV per share for the last month of the Fund's fiscal year, which will be published on its website within 60 days of the end of the month. Additionally, on a quarterly basis, the Fund will provide updated information regarding its current portfolio, including information regarding the Fund’s underlying Portfolio Company holdings on an aggregate basis as a percentage of the Fund’s net assets and information regarding the number of shares and type of shares of each underlying Portfolio Company indirectly held by the Fund on an aggregate basis. Such information will be available within 60 days of the end of each fiscal quarter on the Fund’s website at www.pwrl.com.

The following table sets forth certain information as of June 30, 2026 for each of the Fund’s portfolio companies.

	Nature of
Portfolio	Principal	Investment	Cost of	FV of	Percentage
Company	Business	Structure(s)	Investment	Investment[1]	of Net Assets[2]	Shares/ Units
Canva, Inc.	Software	SPV³	$6,782,818	$6,569,802	0.94%	3,848	shares of Common Stock
Colossal Biosciences Inc.	Biotechnology and Genetic Engineering	Direct Purchase	$19,999,989	$33,341,710	4.77%	1,339,584	shares of Common Stock
Databricks, Inc.	Software	SPV³	$14,583,435	$20,845,090	2.97%	12,000	shares of Series A Preferred Stock,
						54,436	shares of Series J Preferred Stock,
						42,105	shares of Series L Preferred Stock
Deel, Inc.	Software	Direct Purchase,	$30,224,946	$29,982,768	4.28%	256,959	shares of Series A-3 Preferred Stock,
		SPV³				513,919	shares of Series E Preferred Stock
Figma, Inc.	Software	Direct Purchase	$2,064,000	$1,166,805	0.17%	64,500	shares of Class A Common Stock
Kalshi Inc.	Financial Technology	SPV³	$20,624,260	$37,869,836	5.40%	23,382	shares of Common Stock,
						38,969	shares of Series E Preferred Stock
Mercor.io Corporation	Artificial Intelligence (AI)	SPV³	$21,032,522	$19,994,611	2.85%	28,020	shares of Series C Preferred Stock
OpenAI Group PBC	Artificial Intelligence (AI)	SPV³	$40,012,605	$46,924,979	6.69%	74,258	shares of Class A Common Stock
Payward, Inc. (aka Kraken)	Financial Technology	Direct Purchase, SPV³	$26,278,577	$37,174,413	5.30%	148,349 263,926	shares of Common Stock, shares of Series Seed Preferred Stock,
						89,876	shares of Series A Preferred Stock,
						102,606	shares of Series C Preferred Stock
People Center Inc. d/b/a Rippling	Software	SPV³	$4,968,400	$4,950,178	0.71%	90,826	shares of Class A Common Stock
Perplexity AI, Inc.	Artificial Intelligence (AI)	SPV³	$8,240,207	$8,000,201	1.14%	115,037	shares of Series E Preferred Stock
Prometheus Industries, Inc.	Artificial Intelligence (AI)	SPV³	$15,875,000	$15,725,000	2.24%	372,366	shares of Series B Preferred Stock
Saronic	Defense Products	SPV³	$8,311,126	$8,057,344	1.15%	103,863	shares of Series Seed-1 Preferred Stock,
Technologies, Inc.						179,085	shares of Series D Preferred Stock
Shield AI Holdings, Inc.	Defense Products	SPV³	$26,070,000	$25,070,000	3.58%	162,681	shares of Series G Preferred Stock
Space Exploration Technologies Corp.	Aviation/Aerospace	SPV³	$50,758,844	$189,523,047	27.04%	1,107,514	shares of Class A Common Stock
Stripe, Inc.	Financial Technology	Direct Purchase⁴	$15,005,029	$25,316,550	3.61%	401,850	shares of Class B Common Stock
Tether Holdings, S.A. de C.V.	Financial Technology	SPV³	$21,200,000	$19,999,621	2.85%	6,456	shares of Common Stock
Vast Data Ltd.	Artificial Intelligence (AI)	SPV³	$25,750,012	$25,374,633	3.62%	239,932	shares of Common Stock,
						150,926	shares of Series B Preferred Stock,
						31,269	shares of Series F Preferred Stock
Waymo, LLC	Mobility Technology	Forward Contract⁵	$360,000	$360,000	0.05%	4,000	Membership Units
			$358,141,770	$556,246,588	79.36%

(1)	The values presented in this column reflect the unaudited fair value of such investments as of June 30, 2026, in accordance with the Fund’s valuation policies and procedures.

(2)	Calculated based on the Portfolio Company’s fair value as a percentage of the Fund’s net assets as of June 30, 2026.

(3)	All or a portion of this investment is held in one or more SPVs in which the Fund has a direct investment. The SPVs have either directly invested in the Portfolio Company or indirectly invested in the Portfolio Company through an SPV. The number of shares or units presented represents the number of securities of the underlying Portfolio Company for which the Fund has indirect economic exposure.

(4)	All or a portion of this investment is held through a Subsidiary.

(5)	All or a portion of this investment is held through forward contracts. Forward contracts involve the future delivery of securities of the Portfolio Company upon such securities becoming freely transferable or upon the removal of legends that restrict the transfer of such securities. The counterparties to the forward contracts are the direct holders of the restricted securities of the Portfolio Company.

Set forth below is a brief description of each of our Portfolio Companies or the underlying companies to which we have exposure, in situations where investments are made through SPVs. For more information regarding the risks of the Fund’s investments, refer to “Risk Factors - Risks Related to Our Investments.”

Canva, Inc.

Canva, Inc. (“Canva”) is a visual communication platform that enables anyone to design high-quality graphics, presentations, and documents through a drag-and-drop interface powered by a vast template library and generative AI tools. After 13 years in operation and eight consecutive years of profitability, the company serves over 260 million monthly active users across 190 countries, including 95% of Fortune 500 companies such as Amazon, Salesforce, and FedEx. The platform has facilitated over 40 billion designs and has 29 million paying subscribers. With strong viral growth, a capital-efficient model, and expansion into the enterprise and developer ecosystems, the Company is positioned as a category-defining company with both consumer-scale reach and SaaS-like monetization.

Colossal Biosciences Inc.

Colossal Biosciences Inc. (“Colossal”) is a biotechnology company pioneering the field of de-extinction and species restoration, with the goal of advancing genetic engineering to both revive extinct species and preserve biodiversity. Founded by serial entrepreneurs and scientists, Colossal leverages breakthroughs in CRISPR gene-editing, synthetic biology, and reproductive technologies to address critical ecological and climate challenges. The company’s platform has broad applications across genomics, conservation, and human health, positioning Colossal at the forefront of the emerging intersection between biotech innovation and environmental sustainability.

Databricks, Inc.

Databricks, Inc. (“Databricks”) is a unified data and AI platform that enables enterprises to manage, analyze, and build on massive datasets using its open-sourced Lakehouse architecture, which merges data lake flexibility with data warehouse structure and performance. The platform serves over 20,000 customers globally, including more than 60% of Fortune 500 companies, for everything from ETL and BI to advanced machine learning and generative AI applications. With a central role in the enterprise AI stack, Databricks is positioned as a foundational layer for the next era of data-driven innovation.

Deel, Inc.

Deel, Inc. (“Deel”) is a global payroll and compliance platform that enables companies to hire, onboard, and pay employees and contractors in more than 150 countries. The company serves over 35,000 businesses and 1.25 million workers globally, providing infrastructure for international employment, including localized contracts, tax compliance, benefits administration, and global payroll management. Its platform integrates with major HR and finance systems and helps organizations manage distributed teams while complying with local labor and regulatory requirements. Deel serves businesses of all sizes, from startups to large enterprises, and continues to expand its product suite to support global workforce operations.

Figma, Inc.

Figma, Inc. (“Figma”) is a collaborative design platform that enables teams to build user interfaces, prototypes, and design systems entirely in the browser with real-time multiplayer editing. Its seamless collaboration features have made it the go-to tool for designers and product teams at companies like Microsoft, Airbnb, and Uber. With viral bottoms-up adoption, rapid expansion into developer workflows, and strong network effects, Figma is redefining how digital products are designed and built-and sits at the center of the modern product development stack.

Kalshi, Inc.

Kalshi, Inc. (“Kalshi”) operates a regulated event-contracts exchange in the United States, allowing participants to trade on the outcomes of future events across categories such as economics, finance, and public policy. Kalshi is designated as a contract market regulated by the U.S. Commodity Futures Trading Commission (CFTC) and seeks to provide a transparent, centralized marketplace for event-based derivatives. The platform processes over $1 billion in weekly trading volume.

Mercor.io Corporation

Mercor.io Corporation (“Mercor”) is an artificial intelligence company that operates a marketplace connecting specialized experts with frontier AI labs. Founded in 2022, Mercor focuses on providing human expertise for AI model training through reinforcement learning from human feedback. The platform uses AI technology to vet and match 30,000 professionals – including doctors, scientists, engineers, lawyers, and other domain experts – with leading AI companies like OpenAI, Google, Amazon, Anthropic, and Nvidia. Mercor leverages AI-driven vetting and matching algorithms to streamline the process of sourcing expert knowledge for AI development, enabling AI labs to access specialized human judgment at scale.

OpenAI Group, PBC

OpenAI Group, PBC (“OpenAI”) is a U.S.-based artificial intelligence research and deployment organization focused on advancing artificial intelligence with the goal of developing “safe and beneficial” artificial general intelligence. The company develops and commercializes large-scale AI models, including its GPT series of language models, which powers ChatGPT with over 800 million weekly users. OpenAI’s tools are used by more than 1 million businesses across industries such as software development, customer service, education, and creative tools. The company continues to invest heavily in compute infrastructure and foundational model research to support future AGI-aligned systems.

Payward, Inc. (d/b/a Kraken)

Kraken is a leading global cryptocurrency exchange and financial technology company providing secure access to digital assets and blockchain-based financial services. Founded in 2011, Kraken offers trading and custody solutions for retail, institutional, and government clients, with a focus on regulatory compliance, transparency, and security. The company operates one of the longest-running and most trusted digital asset platforms in the world, supporting over 200 cryptocurrencies and multiple fiat currencies, while also expanding into futures, derivatives, and on-chain infrastructure services to power the next generation of decentralized finance.

People Center Inc. (d/b/a Rippling)

Rippling is a leading workforce management and HR technology platform that unifies a company’s people, payroll, IT, and finance operations into a single system. Founded in 2016, the company enables organizations to automate employee onboarding, payroll, benefits, device management, and expense processing through an integrated data model that eliminates manual workflows and system fragmentation. By combining HR and IT infrastructure in one cloud platform, Rippling allows businesses to manage global workforces efficiently, maintain compliance, and scale operations seamlessly across employees, contractors, and locations worldwide.

Perplexity AI, Inc.

Perplexity AI, Inc. (“Perplexity”) is an artificial intelligence company developing an advanced conversational search and answer engine that combines large language models with real-time web search to provide answers with source citations, allowing users to verify the underlying information. Founded in 2022 by former researchers and engineers from OpenAI, DeepMind, and Meta, Perplexity aims to redefine how users interact with knowledge by providing trusted, explainable AI responses instead of traditional search results. The platform serves over 30 million active users, processes over 300 million queries weekly, and is actively expanding its suite of AI-native productivity tools for both consumers and enterprises.

Prometheus Industries, Inc.

Prometheus Industries, Inc. (“Prometheus”) is an artificial intelligence company focused on applying advanced AI to the design and manufacturing of complex physical products across the industrial economy. Co-founded by Jeff Bezos and Vik Bajaj, formerly of Google X and Alphabet’s Verily, and operating out of San Francisco, London, and Zurich, Prometheus is building what it describes as an “artificial general engineer”: a set of AI tools designed to dramatically compress the time required to design, simulate, and manufacture complex physical systems. The company’s technology targets pre-production optimization, including prototyping and tuning equipment and workflows, with initial focus areas spanning computing, aerospace, and automotive manufacturing. The underlying thesis is that AI-accelerated engineering represents a fundamental driver of civilizational productivity – compressing decade-long development cycles, such as jet engine design, by an order of magnitude or more.

Saronic Technologies, Inc.

Saronic Technologies, Inc. (“Saronic”) is a defense technology company focused on developing autonomous surface vessels (ASVs) to support maritime security, intelligence, and defense operations. Founded by former U.S. Navy officers and engineers, the company is building a vertically integrated platform that combines advanced autonomy software, modular hardware design, and mission-specific payloads to deliver scalable, cost-effective unmanned maritime systems. Saronic’s vessels are designed to operate in contested and high-risk environments, enabling persistent surveillance, reconnaissance, and logistics support without exposing human operators to danger. With increasing global demand for distributed maritime capabilities and asymmetric defense solutions, Saronic is positioned as a key player in the modernization of naval and coastal operations.

Shield AI Holdings, Inc.

Shield AI Holdings, Inc. (“Shield AI”) is a defense technology company developing AI-powered autonomous systems for military aviation and related domains. Founded in 2015 and headquartered in San Diego, California, the company was built around the thesis that AI pilots will power every category of military asset, and that a software-first approach could enable a new generation of defense technology capability. Shield AI’s core product is Hivemind, a full autonomy stack that enables uncrewed aircraft to fly complex missions without GPS or communications in contested and degraded environments. The company works with eight of the top 25 defense primes, including General Atomics, Northrop Grumman, RTX, L3Harris, Kratos, and Airbus. Shield AI’s V-BAT vertical takeoff and landing drone has been operationally deployed in Ukraine, where it has executed missions in GPS-denied and heavily jammed environments.

Space Exploration Technologies Corp.

Space Exploration Technologies Corp. (“SpaceX”) is a space launch, exploration, and services business founded by serial entrepreneur Elon Musk. Today, the company operates Falcon 9, a two-stage reusable rocket with over 400 successful launches since 2010, and Starlink, a satellite-internet service that began in 2020. In addition to its ongoing expansion of Starlink, SpaceX has also developed Starship, a fully reusable rocket designed for rapid refueling and orbital-class missions. Starship has completed 11 test flights as of 2025 and, if successful, could dramatically expand global launch capacity. SpaceX announced on February 2, 2026 that SpaceX has acquired X.AI Corp. (“xAI”). xAI, now operating as a wholly-owned subsidiary of SpaceX, is an artificial intelligence company founded by Elon Musk with the mission to build AI systems that advance human understanding of the universe. The company develops large-scale foundation models designed for reasoning, truthfulness, and transparency, and integrates its technology with Musk’s broader ecosystem. xAI’s flagship model, Grok, powers conversational and search experiences across these platforms, positioning the company at the forefront of efforts to create safe, interpretable, and broadly accessible artificial intelligence. SpaceX completed its initial public offering in June 2026, listing on the Nasdaq Global Select Market under the ticker symbol “SPCX” and becoming the largest IPO in history.

Stripe, Inc.

Stripe, Inc. (“Stripe”) is a global technology company that provides payment processing infrastructure and related software tools for internet businesses. Its platform enables companies of all sizes to accept and manage online payments, prevent fraud, handle billing and subscriptions, and integrate financial services into their products. Stripe serves millions of businesses worldwide across a broad range of industries.

Tether Holdings, S.A. de C.V.

Tether Holdings, S.A. de C.V. (“Tether”) is a financial technology company and issuer of stablecoins, including USD₮ (USDT), a digital asset designed to maintain a stable value relative to the U.S. dollar. USDT is one of the most widely used stablecoins globally, facilitating liquidity, trading, and settlement across cryptocurrency markets and increasingly in cross-border payments and financial infrastructure. Tether’s tokens are issued on multiple blockchain networks and are backed by a portfolio of reserves that include cash, cash equivalents, and other assets. With deep integration across centralized exchanges, decentralized finance (DeFi) platforms, and emerging payment use cases, Tether plays a critical role in the digital asset ecosystem and the broader evolution of blockchain-based financial services.

VAST Data Ltd.

VAST Data Ltd. (“VAST Data”) is a data infrastructure company providing a unified storage platform designed to support the scale and performance requirements of modern artificial intelligence and data-intensive workloads. Its architecture disaggregates compute and storage while leveraging high-performance flash memory and a global namespace to deliver a single, consolidated data layer for structured and unstructured data. The platform enables enterprises to eliminate data silos, reduce complexity, and accelerate AI model training, analytics, and real-time applications. VAST Data serves a growing base of large enterprise and hyperscale customers across industries such as financial services, healthcare, and research. As organizations increasingly adopt AI-first strategies, VAST Data is positioned as a foundational layer in next-generation data infrastructure.

Waymo LLC

Waymo LLC (“Waymo”) is an autonomous driving technology company developing fully self-driving systems powered by advanced AI, sensor fusion, and real-world testing across millions of miles. Waymo has launched commercial robotaxi services in multiple U.S. cities. With unmatched technical depth, a massive proprietary dataset, and strategic backing from Alphabet, Waymo is a category leader poised to transform personal mobility.

USE OF PROCEEDS

This Prospectus relates to shares of our common stock that may be offered and sold from time to time by Roth Principal Investments. All of the common stock offered by Roth Principal Investments pursuant to this Prospectus will be sold by Roth Principal Investments for its own account. We will not receive any of the proceeds from these sales.

We may receive up to $250,000,000 aggregate gross proceeds under the Purchase Agreement from any sales we make to Roth Principal Investments pursuant to the Purchase Agreement. The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which we sell shares of common stock to Roth Principal Investments after the date of this Prospectus. See “Plan of Distribution (Conflict of Interest)”. We intend to use the net proceeds from the sale of our common stock to Roth Principal Investments pursuant to the Purchase Agreement to acquire investments in accordance with our investment objective and strategies described in this Prospectus and for general working capital purposes. We cannot estimate the approximate amount intended to be used for each of these purposes. Such amounts will depend on our cashflow needs following any sale, market conditions, and other factors. We currently anticipate that it will take approximately three to six months after completion of any sale pursuant to the Purchase Agreement to invest substantially all of the net proceeds in our targeted investments or otherwise utilize such proceeds, although such period may vary and depends on the size of the applicable sale and the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we may invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in pursuit of our investment objective. Investors should expect, therefore, that before we have fully invested the proceeds of any sales pursuant to the Purchase Agreement in accordance with our investment objectives and strategies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period. To the extent that we declare a distribution at a time when proceeds from sales pursuant to the Purchase Agreement or other available funds have not been fully invested in accordance with our investment objective and strategies, a portion of such distribution may be funded from those proceeds, which would reduce the amount of capital available for investment and may constitute a return of capital.

We will not use the proceeds of sales of our common stock to Roth Principal Investments under the Purchase Agreement to fund repurchases of our common stock under our share repurchase program. Any repurchases under the share repurchase program, if made, would be funded from the Fund’s assets generally. Because we may not sell shares of our common stock to Roth Principal Investments under the Purchase Agreement at a net price below our then-current NAV per share in violation of Section 23(b) of the 1940 Act, and because repurchases under our share repurchase program may be made only at such times as our shares trade on the Exchange at a discount of 5% or more to our most recently publicly reported NAV per share, sales under the Purchase Agreement and repurchases under the share repurchase program cannot occur at the same market price levels, and we do not expect to sell shares to Roth Principal Investments and repurchase shares under the share repurchase program during the same periods. We will not conduct repurchases under our share repurchase program during any Regulation M restricted period applicable to sales of shares of our common stock to Roth Principal Investments under the Purchase Agreement. See “Committed Equity Facility” and “Plan of Distribution (Conflict of Interest).”

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Prospectus, before you decide whether to make an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

The Fund is a newly formed entity with limited operating history as a closed-end management investment company.

The Fund is a newly formed entity with limited operating history as a closed-end management investment company. As such, there is a very limited basis upon which a potential investor can evaluate the Fund’s ability to achieve its stated investment objective. Additionally, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially or become worthless.

The past investment performance of any entities with which the principals have been associated may not be indicative of the future results of an investment in the Fund. In other words, considering the prior performance information contained herein and contained in other materials provided, all prospective investors should bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that the company will achieve comparable results. Actual results could differ materially from those realized in the prior funds.

The Fund may lack investment diversification and is subject to greater risk than a broadly diversified fund.

We are classified as “non-diversified” under the 1940 Act. As a result, we will be able to invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The Fund will not have any specific size limits on holdings in securities of issuers, or in any one industry or size of issuer except as described in this Prospectus. Accordingly, the equity and equity-linked securities in which the Fund invests are not expected to be diversified across multiple sectors and may also be concentrated in specific regions or countries, such as the United States. The Fund may also have a significant portion of investments in the securities of a single issuer.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in value resulting from adverse conditions that may affect the economy, a particular industry, or a segment of issuers than would otherwise be the case if the Fund were required to maintain wide diversification. Consequently, significant declines in the fair value of the Fund’s larger investments will produce a material decline in the Fund’s NAV.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Subject to our RIC asset diversification requirements, our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.

The Fund’s strategy of maintaining a highly concentrated portfolio is designed to offer substantial benefits but also entails significant risks. Concentration allows the Fund to focus its investments on a select number of high-conviction companies, optimizing the potential for outsized returns and maximizing the beneficial impact of successful portfolio outcomes. Furthermore, this approach facilitates deeper due diligence, enhanced strategic oversight, and dedicated resources per investment, supporting informed decision-making and effective monitoring. Additionally, investors benefit from clarity and transparency regarding the Fund’s targeted investment thesis and specific exposure to industry-leading companies.

However, maintaining a concentrated portfolio increases certain risks. A limited number of investments heightens the potential impact of individual company underperformance or adverse developments, increasing overall portfolio volatility. Moreover, reduced diversification amplifies the Fund’s exposure to sector-specific, company-specific, and systemic risks, potentially magnifying negative outcomes during market downturns or disruptions. Additionally, concentrated portfolios may face liquidity challenges, particularly when holding privately held companies, potentially complicating exit strategies or the ability to realize investments at desired valuations. Concentration can also elevate regulatory, valuation, and market risks, especially when the Fund invests primarily in companies within a single industry or sector. In addition, if a Portfolio Company objects to the Fund’s investment, and the Fund disposes of the position as a result, the impact on a concentrated portfolio will be more significant than would be the case with a non-concentrated portfolio. See “Risk Factors - Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to the Fund’s investments, which could result in the Fund disposing of such investments, including potentially on unfavorable terms or at a loss.”

Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.

The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel and the United States, Iran and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and the hostilities between the United States, Israel and Iran and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. The Fund currently has an investment in VAST Data, which is based in Israel and could be adversely affected by these conflicts. Whether or not the Fund invests in securities of other issuers located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or a Portfolio Company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or Portfolio Company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a Portfolio Company fails, the Portfolio Company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by Portfolio Companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the Portfolio Companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and Portfolio Companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Fund and its Portfolio Companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type, and the Fund will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on the Fund.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of stockholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private stockholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such Portfolio Companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our Portfolio Companies and, in turn, negatively impact us.

The U.S. government continues to enact and propose the imposition of new tariffs on specific countries and commodities, and may in the future increase or propose additional tariffs. In response, certain foreign trading partners, and others in the future, may impose retaliatory tariffs on certain U.S. goods or take other actions with respect to U.S. trade barriers. Although the Supreme Court recently invalidated the tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), certain tariff rates and obligations established through trade agreements that were negotiated during active IEEPA tariffs remain in effect, and the current administration has announced widely applicable tariffs pursuant to the Trade Act of 1974, effective February 24, 2026. The administration has indicated that it will continue seeking to implement tariffs through other statutory authorities as well. The scope of the Supreme Court’s decision may create market uncertainty as it relates to the availability of refunds for prior tariffs and the imposition of new tariffs to replace those imposed under IEEPA. The foregoing trade policy landscape has created significant uncertainty about the future relationship between the United States and certain other countries with respect to trade policies, treaties and new and increased tariffs. These developments, or the continued uncertainty relating to U.S. trade policies, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade. The uncertainty relating to U.S. trade policies has increased market volatility. Any of these factors could depress economic activity and restrict the Fund’s Portfolio Companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

The loss of the services of any key personnel or data could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.

The management and governance of the Fund depends on the services of certain key personnel of the Adviser. The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.

The Fund will rely on the Adviser to manage the Fund’s investments, including sourcing and due diligence. Consequently, the Fund’s ability to achieve its investment objectives depends in large part on the Adviser and its ability to identify and advise the Fund on attractive investment opportunities. This means that the Fund’s investments are dependent upon the Adviser’s business contacts, its ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If the Fund were to lose the services provided by the Adviser or its key personnel or if the Adviser fails to satisfactorily perform its obligations under the Investment Advisory Agreement, the Fund’s investments and growth prospects may decline.

In addition to key personnel, the Adviser relies extensively on third-party information and data sources to make investment decisions. Errors or inaccuracies in such third-party information could lead to flawed investment decisions and negatively impact the Fund’s performance.

The Adviser is newly formed and does not have experience managing a registered investment company.

While members of the Adviser’s experienced executive team have significant experience investing in the Fund’s target investments, the Adviser has no investment advisory experience managing a registered management investment company. Therefore, the Adviser may not be able to successfully operate the Fund’s business or achieve its investment objectives. As a result, an investment in the shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act imposes numerous constraints on the operations of registered management investment companies that do not apply to the other types of investment vehicles.

The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, and invest in Portfolio Companies that meet its investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and its ability to provide competent, attentive, and efficient services to the Fund. There can be no assurance that the Adviser will be successful in investing in Portfolio Companies that meet the Fund’s investment criteria, or that the Fund will achieve its investment objective. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets. The success of the Fund will depend in part upon the skill and expertise of the Adviser. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to make distributions.

The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.

The Fund will likely experience fluctuations in its quarterly operating results due to a number of factors, including the rate at which it makes new investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of the Fund’s focus on realizing capital gains rather than current income from its investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.

A large number of entities compete with the Fund to make the types of direct equity investments that the Fund targets as part of its business strategy. The Fund competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that the Adviser will be able to identify and make direct equity investments that are consistent with the Fund’s investment objective. To the extent the Fund is unable to make investments in Portfolio Companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.

There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.

Certain members of the Adviser’s team may serve as officers or directors of entities that operate in a line of business similar to the Fund’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or the Fund’s stockholders.

While the investment focus of each of these entities may be different from the Fund’s investment objective, it is likely that new investment opportunities that meet the Fund’s investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to the Adviser or the Fund. However, the Fund’s executive officers and Adviser intend to treat the Fund in a fair and equitable manner consistent with their applicable duties under law so that the Fund will not be disadvantaged in relation to any other particular client. In addition, while the Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that in the future may be managed by the Adviser or an affiliate of the Adviser, to the extent it does identify such opportunities, the Adviser will establish a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. The Adviser and its affiliates, as applicable, will allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts managed by the Adviser or its affiliates.

In the event the value of your investment declines, the Management Fee will still be payable.

The Management Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, the Fund will owe the Adviser a Management Fee regardless of whether it incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

The Fund and its Portfolio Companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretations, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment. Changes in tax laws or interpretations by regulatory bodies such as the IRS could negatively affect the Fund’s qualification as a RIC or alter the tax consequences of our investment transactions.

The transparency of the Fund’s performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.

Although the Adviser will not report on the performance of individual Portfolio Companies, the Adviser will report on the Adviser’s website the valuation of securities owned by the Fund and the aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in reverse proportion to the number of Portfolio Companies existing in the Fund’s portfolio. These concerns might lead Portfolio Companies to oppose the sale of their securities to the Fund and might make it more difficult for the Fund to execute its investment strategy.

The Adviser has full discretion over the Fund’s portfolio, and the Fund’s stockholders are not involved in investment decisions.

Subject to the implementation of the investment limitations described herein, the Adviser has complete discretion in managing the Fund’s portfolio. The Fund’s stockholders will not make decisions with respect to the management, disposition, or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. The Adviser’s incentive compensation structures for its personnel, including performance fees or carried interest arrangements in affiliated entities, may incentivize risk-taking behaviors, potentially influencing investment decisions in ways that could adversely impact the Fund. Failures in the Adviser’s internal controls, compliance systems, technology platforms, or operational infrastructure could result in losses, regulatory penalties, or other adverse consequences for the Fund.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments monthly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective. Additionally, our Adviser has a conflict of interest in making recommendations of fair value because its management fee is calculated based on the value of the assets in the Fund. We will value our investments monthly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the Portfolio Company’s ability to make payments and its earnings, the markets in which the Portfolio Company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. The methodologies used to determine fair value involve significant subjective judgments and estimates, which may differ materially from values that could ultimately be realized upon a liquidity event or other disposition. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments. Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same Portfolio Company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

The Fund intends to seek exemptive relief from the SEC to permit it to co-invest with certain affiliates and other funds managed by the Adviser. This relief would permit the Fund to participate alongside affiliated entities in investment opportunities, subject to conditions designed to ensure fairness and equitable treatment, including Board oversight, allocation procedures, and compliance monitoring. There is no guarantee that such relief will be granted.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without stockholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to stockholders and cause you to lose all or part of your investment.

The Fund has indemnification obligations.

We have indemnification obligations that would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Fund. These include obligations with respect to certain SPVs and Private Funds in which we may invest. For example, the SPV’s or Private Fund’s assets may be used to indemnify the respective entity’s managers. In such circumstances, the SPV or Private Fund may need to sell its securities or use investor cash to fund such indemnification obligations, thereby negatively impacting the investors of the SPV or Private Fund (such as the Fund). Such liabilities may be material and have an adverse effect on the returns to investors.

Repurchases under our share repurchase program, if any, will reduce our managed assets, and there can be no assurance that repurchases will cause our shares to trade at a narrower discount to NAV.

Our Board has authorized the repurchase, on the open market, of up to 4,324,293 shares of our common stock, representing 10% of our outstanding shares as of July 20, 2026, at such times as our shares are trading on the Exchange at a discount of 5% or more to our most recently publicly reported NAV per share. Unless amended or extended by the Board, the share repurchase program will be in place until the earlier of July 20, 2027 or the repurchase of the full number of shares authorized. Repurchases under the program, if any, are at the discretion of our management, and we are not required to effect any share repurchases. There can be no assurance that repurchases of our shares, if any, will cause our shares to trade at a narrower discount to NAV or at a price equal to or in excess of NAV, or prevent or reduce any decline in the market price of our shares. Any acquisition of our shares by the Fund would decrease the managed assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Further, the Fund will incur transaction costs in connection with any share repurchases, which will be borne by the Fund. Any repurchases of our shares will be subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, which may prohibit such repurchases under certain circumstances, and we will not conduct repurchases during any Regulation M restricted period applicable to sales of shares of our common stock to Roth Principal Investments under the Purchase Agreement. Because we may repurchase shares only when our shares trade at a discount of 5% or more to NAV, and may sell shares to Roth Principal Investments only at prices not below our NAV per share, periods in which repurchases are permitted will be periods in which the committed equity facility is unavailable to us.

Risks Related to Our Investments

There are risks inherent in investing in venture-backed companies.

The types of investments that the Fund anticipates making involve a high degree of risk. In general, financial and operating risks confronting Portfolio Companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of an investor’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Fund’s term, while successes often require a long maturation.

Early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

Investments in more mature companies in the expansion or profitable stage involve substantial risks. Such companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire other businesses, or develop new products and markets. These activities by definition involve a significant amount of change in a company and could give rise to significant problems in product or service development, marketing, sales, manufacturing, and general management of these activities.

The Fund’s investments in Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.

Investment in Portfolio Companies involves a number of significant risks, including:

●	These Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment;

●	These Portfolio Companies typically have limited operating histories, less-established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	Because the Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Portfolio Companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which the Fund invests. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its stockholders;

●	Portfolio companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund; and

●	Portfolio companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position.

There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.

The Adviser may invest in Portfolio Companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist.

The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. Investment in a Multi-Layer SPV introduces additional levels of expenses because the Fund must bear its pro-rata portion of the expenses of any intermediary vehicle and the Primary SPV. The fees we pay to invest in an SPV may be higher than if we invested in the underlying Portfolio Company directly. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

Investments in SPVs are generally illiquid, and SPVs in which the Fund invests are managed by external managers and therefore the Adviser will not have any control over the management of the SPV. In addition, the Fund’s investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer our interests or obtain stock following an IPO. As such, the Fund may not be able to withdraw or transfer its investment at a desirable time. Even if the Fund is able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate the Fund’s position. An SPV’s withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. We do not control the timing of cash or stock distributions from all of the external managers. The Fund will have no direct claims against any Portfolio Company held by an SPV. SPVs may have different terms and structures, which may present unique risks and a different economic experience or return profile than if the Fund were to hold interests in the underlying private companies directly.

SPVs may also present valuation and transparency challenges. Because SPVs are managed by unaffiliated persons or entities, the Fund may have little to no transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of the Fund’s investment in an SPV, the Adviser will be dependent on information provided by the manager of the SPV, including in some cases unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Stockholders have no individual right to receive information about the SPVs or their managers, will not be stockholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.

The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back-office functions, property management, accounting, administration, risk management, valuation services, and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their service providers from liability, damages, costs, or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. Incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. Investing in a Private Fund will have a different return profile than investing directly in the underlying portfolio securities, due to the different risks associated with these different ownership structures.

Private Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund will not be afforded the protections of the 1940 Act with respect to its Private Fund investments. For example, Private Funds may employ higher and/or more complex fee structures, may not have independent boards, may not require stockholder approval of advisory contracts, may employ leverage higher than other investment vehicles such as mutual funds, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC.

Although the Adviser will evaluate each Private Fund and its manager to determine whether its investment programs are consistent with the Fund’s investment objective and whether the Private Fund’s investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.

For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. A Private Fund may not provide us audited financials, and, in the absence of such audited financials, we will not have an independent third party verifying financial reports. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the underlying Private Fund managers. In purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager. Stockholders have no individual right to receive information about the Private Funds or their managers, will not be stockholders in the Private Funds, and will have no rights with respect to or standing or recourse against the Private Funds, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in Private Funds, involve various judgments and consideration of factors that may be subjective. Private Fund valuations are subject to adjustment or revisions.

Each Private Fund will be subject to a variety of litigation risks. A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

The Fund may invest in forward contracts, which involve certain risks.

We may invest in “forward contracts” where a holder of a Portfolio Company’s securities (the “counterparty”) agrees to deliver Portfolio Company securities upon the removal of transferability and other restrictions from the Portfolio Company securities. Forward contracts may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations. Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us. In the event of a public offering, sale, or other corporate event affecting the underlying Portfolio Company to a forward contract, our investment could become more complicated and our rights could become uncertain. After such an event, we may be required to engage in further legal review of the investment and negotiation with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

In cases where we purchase a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us. The Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, and, should the Portfolio Company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions.

As of the date hereof, we have not purchased insurance policies related to our investments in forward contracts, however to mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us), which may be inadequate, and coverage limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things.

Indirect investments in Portfolio Companies involve substantial risks, including that Portfolio Companies may object to the Fund’s investments, which could result in the Fund disposing of such investments, including potentially on unfavorable terms or at a loss.

The Fund may obtain exposure to Portfolio Companies indirectly by investing through SPVs, forward contracts or other such instruments. The underlying Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s or SPV’s transactions with us, unless otherwise disclosed. The Portfolio Company may, upon learning of the counterparty’s or SPV’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing Portfolio Company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the Portfolio Company object to the existence of the forward contract, or the creation of the SPV, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions or SPV transactions violate the Portfolio Company’s agreements, claiming causes of action against counterparties or SPV sponsors or us, defensive measures intended to discourage counterparties or SPV sponsors from selling the Portfolio Company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the Portfolio Company’s securities involved in our transactions. Should a Portfolio Company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A Portfolio Company may be under no obligation to approve or recognize transactions involving the Portfolio Company’s securities that occur as a result of forward transactions or through SPVs.

In certain cases, a Portfolio Company has objected, and other Portfolio Companies may in the future object, to the Fund’s identification of it by name or other identifying information in public disclosures, regulatory filings, or marketing materials. Portfolio Companies have also objected more broadly, and may in the future object, to the Fund’s indirect ownership of its securities through SPVs or forward contracts or to the existence of the Fund’s investment in any form. These objections have been raised, and in the future may be raised, directly by the Portfolio Company with the Fund, indirectly by communicating the objections to the external unaffiliated managers of the SPV through which the Fund indirectly holds its position in the Portfolio Company, or both. Such objections could cause a Portfolio Company, or the external unaffiliated manager of the applicable SPV, to take steps designed to invalidate, frustrate, or unwind the Fund’s investment, including as applicable by seeking to cancel or rescind the Fund’s interests in the Portfolio Company or be forced to withdraw from the applicable SPV, refusing to recognize the Fund’s ownership, enforcing transfer restrictions in a manner adverse to the Fund, requiring that the Fund modify or retract its public disclosures regarding investment in the Portfolio Company, or demanding that the Fund divest its position entirely.

The Fund has experienced, and expects that it may continue to experience, circumstances in which Portfolio Companies have raised objections of the above-described nature. To date, certain of the Fund’s Portfolio Company positions have been the subject of such objections. Upon receipt of such objections, the Fund evaluated multiple considerations, including the perceived validity of the objections, the materiality of the Portfolio Company position in question, the price at which the Fund and the Adviser believed the corresponding position could be sold, the Adviser and the Fund’s determination of the corresponding Portfolio Company’s valuation and potential for future appreciation, the potential cost of any associated litigation, the impact of a potential dispute upon the Fund’s business and operations, the impact of a potential dispute on the reputation of the Fund and the Adviser in the marketplace, and other factors deemed relevant by the Fund and the Adviser. Based on its evaluation of such considerations, the Fund elected to exit all or a substantial portion of such positions. The Fund may encounter similar objections in the future. In response, the Fund would evaluate such objections in a similar manner as described above and may elect to dispute the objection in order to attempt to retain such position or exit all or a portion of the position. Upon such an exit, the Fund would seek alternative investments in order to replace those positions, which could materially impact the Fund’s performance.

Any such outcome could force the Fund to liquidate a position at an inopportune time, at a price below the Fund’s cost basis, or at a complete loss, and could have a material adverse effect on the Fund’s net asset value and results of operations. A continuation or increase in the frequency of such objections could also materially impair the Fund’s ability to execute its investment strategy and achieve its investment objective.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The Fund may utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. The Fund generally has little or no direct access to financial or other information from the Portfolio Companies in which it invests through such private secondary marketplaces. As a result, the Fund is dependent upon the relationships and contacts of the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make an investment decision with respect to any private secondary marketplace purchases, or that the information the Adviser is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause the Fund to lose part or all of its investment in such companies, which would have a material and adverse effect on its NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, the Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.

Secondary investments purchased at a negotiated discount may result in unrealized gains.

Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to stockholders is disclosed in “Certain U.S. Federal Income Tax Considerations.”

The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.

The Fund invests (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. However, the securities the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such stockholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the Fund’s investment. Further, capital market volatility and the overall market environment may preclude the Portfolio Companies from realizing liquidity events and impede the Fund’s exit from these investments. The Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an IPO, which could delay the Fund’s realization of value. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that it does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its investments. In addition, the Portfolio Companies in which the Fund invests may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.

The Fund’s portfolio investments are generally not in publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein). The Adviser prepares Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of the Fund’s portfolio investments that are not publicly traded or for which the Adviser does not have readily available market quotations. The types of factors that the Adviser will take into account in providing its fair value determination with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company, and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Adviser’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Adviser’s fair market value determinations with respect to any non-publicly traded Portfolio Company investment the Fund holds may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing the Fund’s Shares based on an overstated NAV would pay a higher price than the value of its investments might warrant.

The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.

The Fund’s investments are generally in non-publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein).

Although the Adviser expects that most of the Fund’s equity investments will trade on private secondary marketplaces, certain of the securities held may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time the Adviser desires to do so and at the price the Adviser anticipates. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for it to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. There is no limitation on the portion of the Fund’s portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time to time.

In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), realization events, if any, are unlikely to occur in the near term with respect to the majority of the Portfolio Companies. The Fund expects that its holdings of securities may require several years to appreciate in value and can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund’s stockholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

The Adviser intends to focus its investments on Portfolio Companies that are technology focused. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the Portfolio Companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that the Fund may hold. This could, in turn, materially adversely affect the Fund’s business, financial condition, and results of operations. The Fund’s technology focused Portfolio Companies may face significant regulatory risks related to data privacy, cybersecurity, consumer protection laws, and antitrust concerns. New regulations or enforcement actions could adversely impact the operations, profitability, or valuation of these technology companies.

Because of the Fund’s focus in technology and technology-related companies, the value of the Fund’s interests may be susceptible to greater risk than an investment in a fund that invests in a broader range of securities. The specific risks faced by such companies include: rapidly changing science, technologies and consumer preferences; new competing products and improvements in existing products which may quickly render existing products or technologies obsolete; exposure, in certain circumstances, to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals; scarcity of management, technical, scientific, research and marketing personnel with appropriate training; the possibility of lawsuits related to patents and intellectual property; and rapidly changing investor sentiments and preferences with regard to technology-related investments (which are generally perceived as risky).

Aerospace and defense technology companies in which we invest are subject to risks.

Companies involved in aerospace and defense technology are subject to a wide range of unique and evolving risks. These businesses often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Aerospace and defense companies typically engage in complex, capital-intensive R&D with long development cycles, and there is no assurance that such efforts will yield commercially viable or operationally effective products. Rapid technological change, including the adoption of artificial intelligence, autonomous systems, and advanced manufacturing techniques, can render existing offerings obsolete or noncompetitive. Companies in this sector may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control, or geopolitical tensions.

In addition, many of these companies operate in sensitive areas involving national security, classified information, or dual-use technologies, making them subject to heightened cybersecurity threats, espionage risks, and compliance burdens under national security laws. The failure to adequately protect intellectual property or to comply with export and regulatory requirements may result in severe penalties, contract loss, or reputational harm. Companies engaged in aerospace and defense activities may also face increased scrutiny from regulators, investors, and the public, particularly in connection with the use of advanced technologies in military or surveillance applications.

Startups and emerging companies in this space may have limited operating histories, constrained financial resources, and heightened reliance on key personnel or proprietary technology. As a result, they may experience significant volatility in valuation and performance, and the Fund’s investments in such companies could be subject to a high degree of risk, including the risk of total loss.

Artificial intelligence companies in which we invest are subject to risks.

AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error - potentially materially so - and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize artificial intelligence. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in artificial intelligence-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

The Fund’s investments are, and are expected to continue to be, (i) in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies and (ii) in equity securities of SPVs, which invest in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, the Fund may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When the Fund completes an investment (or upon conversion of equity-linked securities), it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority stockholder, if the majority stockholder sells its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, the Fund’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its Portfolio Companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

The Fund intends to adhere to its primary investment strategy to “buy and hold” the Portfolio Company securities. However, although the Adviser believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate the Fund’s private company investments, in the event the Fund needs to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that it liquidates or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of the Fund’s investments, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Fund’s NAV, the NAV for the Fund’s shares may not fully reflect the illiquidity of the Fund’s portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Fund’s portfolio securities may trade and the Fund’s particular portfolio at any given time.

The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

Even if some of the Portfolio Companies complete IPOs, the Fund will often be subject to lock-up provisions that prohibit it from selling its investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an IPO.

There are significant potential risks relating to holding Portfolio Company securities following an IPO.

The value of shares of a Portfolio Company following an IPO may and likely will fluctuate considerably more than during the private phase of their offering. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the shares of Portfolio Companies following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, issuers frequently impose lock-ups that prohibit sales of their shares for a period of time after an IPO.

There are uncertainties regarding the tax treatment of certain of the Fund’s investments.

In certain circumstances the Adviser may structure investments other than as a direct acquisition of Portfolio Company securities. In this regard the Adviser may structure transactions as put options, call options, participation agreements (treated as debt or equity for income tax purposes), or novel transaction structures. The tax treatment of these transactions is not always a matter of settled law and the income therefrom may be characterized as capital gain, interest income, or other ordinary income.

The Fund will generally not hold a controlling interest in any of its Portfolio Companies.

It is expected that all of the Fund’s investments (directly or indirectly) will represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund expects to invest in the securities of companies for which the Fund has no right to appoint a director or otherwise exert any significant influence. In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Additionally, the Fund may have limited ability to protect its position in such portfolio holdings.

The Adviser expects to make investments in companies that have incurred or are permitted to incur indebtedness, or that may issue equity securities that rank senior to the Fund’s investment. By their terms, such instruments may provide that their holders are entitled to receive payments of dividends, interest or principal on or before the dates on which payments are to be made in respect of the Fund’s investment. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company in which an investment is made, creditors or holders of securities ranking senior to the Fund’s investment in such Portfolio Company typically would be entitled to receive payment in full before distributions could be made in respect of the Fund’s investment. After repaying creditors and senior security holders, the company’s remaining assets may not be sufficient for repayment of amounts owed in respect of the Fund’s investment. To the extent that any assets remain, holders of claims that rank equally with the Fund’s investment would be entitled to share on an equal and ratable basis in distributions that are made out of those assets.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While the Fund intends to invest primarily in U.S. companies, it may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet its investment criteria. The Fund currently has investments in two non-U.S. Portfolio Companies, VAST Data and Tether. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, the Fund’s investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance.

Although the Fund expects that most of its investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

The Fund’s ability to make follow-on investments may be limited.

Following an initial investment in a Portfolio Company, the Fund may make additional investments in that Portfolio Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Portfolio Company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, the Fund may be unable to complete follow-on investments in its Portfolio Companies that have conducted an IPO as a result of regulatory or financial restrictions.

Tax Risks

We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.

We intend to elect to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not be subject to U.S. federal income tax on our income and gain that we timely distribute (or are deemed to distribute) to our stockholders as dividends. We will be subject to U.S. federal income tax imposed at corporate rates on any income or gains that we do not timely distribute (or are deemed to distribute) to our stockholders. To qualify as a RIC, we must meet several requirements, including certain source of income, asset diversification and annual distribution requirements. In addition, we may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the source of income requirement if we obtain at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities.

We will satisfy the annual distribution requirement if we distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC. Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our distribution reinvestment option, will not be available to us to make investments.

We will satisfy the asset diversification requirement if, at the end of each quarter of our taxable year:

●	At least 50% of the value of our total assets consists of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other securities, provided that such other securities of any one issuer do not represent more than 5% of the value of our total assets or more than 10% of the outstanding voting securities of the issuer; and

●	No more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships” (as defined in the Code).

Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, we will be subject to U.S. federal income tax on our income and gains imposed at corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The Code provides some relief from RIC disqualification due to failures to satisfy these requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail these requirements.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute income required to be included in taxable income prior to receipt of cash. Because such amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement (defined below), even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.

If we are not treated as a “publicly offered regulated investment company,” certain stockholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of certain of our expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning after 2017, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences.

Risks Related to Leverage

We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed funds, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our shares of common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

On December 31, 2025, the Fund entered into a Credit Agreement with Stifel Bank, as amended on April 24, 2026, which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $50,000,000. Interest accrues on principal drawn under the Credit Facility, which is payable on each loan maturity date. The interest rate is the Prime Rate, as of the date of funding (6.75% at June 30, 2026) plus 1.00%. The Fund will pay a commitment fee on the maturity date equal to 0.25% of the difference between the average commitment amount and the average daily balance of the principal borrowed. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. As of June 30, 2026, the Fund had $0 available to be borrowed and $50,000,000 outstanding borrowings under the Credit Facility. The Fund estimates that interest payments on the Credit Facility for the Fund’s current fiscal year will be less than one basis point (as a percentage of net assets attributable to common stock), based on anticipated usage of the Credit Facility throughout the year.

We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to our Common Stock

The price of our stock may be volatile, which could result in substantial losses for investors. Further, an active, liquid and orderly trading market for our common stock may not be sustained, and we do not know what the market price of our common stock will be, and as a result it may be difficult for you to sell your shares of our common stock.

Although our common stock is listed on The Nasdaq Global Market, the market for our shares has demonstrated varying levels of trading activity. Furthermore, an active trading market for our shares may not be sustained in the future. You may not be able to sell your shares quickly or at the market price if trading in shares of our common stock is not active. An inactive market may also impair our ability to raise capital by selling shares of our common stock and may impair our ability to enter into strategic partnerships or acquire companies or products by using shares of our common stock as consideration, which could have a material adverse effect on our business, financial condition, and results of operations. Further, the trading price of our common stock is likely to be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control, including limited trading volume.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot predict whether our shares will trade at, above, or below our NAV per share.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, when our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Risks Related to the Offering

It is not possible to predict the actual number of shares we will sell under the Purchase Agreement to Roth Principal Investments, or the actual gross proceeds resulting from those sales. Further, we may not have access to the full amount available under the Purchase Agreement with Roth Principal Investments.

We entered into the Purchase Agreement with Roth Principal Investments, pursuant to which Roth Principal Investments has committed to purchase up to $250,000,000 of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement. The shares of our common stock that may be issued under the Purchase Agreement may be sold by us to Roth Principal Investments at our discretion from time to time over a 36-month period commencing on the Commencement Date unless the Purchase Agreement is terminated earlier.

We generally have the right to control the timing and amount of any sales of our shares of common stock to Roth Principal Investments under the Purchase Agreement. Sales of our common stock, if any, to Roth Principal Investments under the Purchase Agreement will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Roth Principal Investments all, some or none of the shares of our common stock that may be available for us to sell to Roth Principal Investments pursuant to the Purchase Agreement. Depending on market liquidity at the time, resales of those shares by Roth Principal Investments may cause the public trading price of our common stock to decrease.

Because the purchase price per share to be paid by Roth Principal Investments for the shares of common stock that we may elect to sell to Roth Principal Investments under the Purchase Agreement will fluctuate based on the market prices of our common stock, it is not possible for us to predict, as of the date of this Prospectus and prior to any such sales, the number of shares of common stock that we will sell to Roth Principal Investments, the purchase price per share that Roth Principal Investments will pay for shares purchased from us under the Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by Roth Principal Investments under the Purchase Agreement, if any.

Any issuance and sale by us under the Purchase Agreement of a substantial amount of shares of common stock in addition to the 25,000,000 shares of common stock being registered for resale by Roth Principal Investments under this Prospectus could cause downward selling pressure on our common stock.

Our inability to access a portion or the full amount available under the Purchase Agreement, in the absence of any other financing sources, could have a material adverse effect on our business.

The sale of the shares of common stock acquired by Roth Principal Investments, or the perception that such sales may occur, could cause the price of our common stock to fall.

The purchase price for the shares that we may sell to Roth Principal Investments under the Purchase Agreement will fluctuate based on the price of our common stock. Depending on market liquidity at the time, sales of such shares or any other sales of our common stock may cause the trading price of our common stock to fall.

If and when we do sell shares to Roth Principal Investments, after Roth Principal Investments has acquired the shares, Roth Principal Investments may resell all, some, or none of those shares at any time or from time to time in its discretion. Therefore, sales to Roth Principal Investments by us could result in substantial dilution to the interests of other holders of our common stock. Additionally, the sale of a substantial number of shares of our common stock to Roth Principal Investments, or the anticipation of such sales, could make it more difficult for us to sell equity securities in the future at a time and at a price that we might otherwise wish to effect sales.

Investors who buy shares at different times will likely pay different prices.

Pursuant to the Purchase Agreement, we will have discretion, subject to market demand, to vary the timing, prices, and numbers of shares sold to Roth Principal Investments. If and when we do elect to sell shares of our common stock to Roth Principal Investments pursuant to the Purchase Agreement, after Roth Principal Investments has acquired such shares, Roth Principal Investments may resell all, some or none of such shares at any time or from time to time in its discretion and at different prices. As a result, investors who purchase shares from Roth Principal Investments in this offering at different times will likely pay different prices for those shares, and have different outcomes in their investment results. Investors may experience a decline in the value of the shares they purchase from Roth Principal Investments in this offering as a result of future sales made by us to Roth Principal Investments at prices lower than the prices such investors paid for their shares in this offering. In addition, if we sell a substantial number of shares to Roth Principal Investments under the Purchase Agreement, or if investors expect that we will do so, the actual sales of shares or the mere existence of our arrangement with Roth Principal Investments may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

We may not issue or sell shares of our common stock to Roth Principal Investments at a net price below our then-current NAV per share and accordingly, if our shares trade at a discount to NAV, we will be unable to access the committed equity facility.]

In no event will we issue or sell any shares of our common stock to Roth Principal Investments under the Purchase Agreement at a net price below our then-current NAV per share in violation of Section 23(b) of the 1940 Act. Because the purchase price payable by Roth Principal Investments reflects a fixed 3.0% discount (or in the case of Pre-Market Purchases and Post-Market Purchases, a fixed 5.0% discount) to the applicable VWAP of our common stock, we will be unable to sell shares of our common stock to Roth Principal Investments unless the applicable market-based purchase price, net of such discount, equals or exceeds our then-current NAV per share. Accordingly, if our common stock trades at, near or below our NAV per share, the committed equity facility will be unavailable to us, and there can be no assurance that we will be able to access any or all of the $250,000,000 available under the Purchase Agreement. In addition, any premium of the market price of our common stock to our NAV per share may not be sustained.

DISTRIBUTIONS

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is long-term capital appreciation. The Adviser believes that a select number of technology companies possess the potential to become generational leaders, significantly shaping global markets and economies over extended periods. These companies are creating new markets, such as Space or Artificial Intelligence, or are disrupting existing markets such as FinTech or Software. Emerging technologies, such as artificial intelligence, are accelerating transformative changes across industries. These companies have reached scale once reserved for the public markets. They are led by strong founders who are building these businesses for the long term. However, due to evolving dynamics within the global capital markets, these high-potential companies are increasingly electing to remain private for longer durations, limiting access for most investors around the globe.

The Fund seeks to provide investors with access to these select, privately-held generational technology companies that are anticipated to achieve sustained growth and create enduring value for stockholders. The Fund will differentiate from other private technology investment vehicles by strategically concentrating its holdings in the smallest number of generational companies permitted by applicable regulations. By maintaining a highly concentrated portfolio, typically consisting of approximately 15 material positions that create exposure to significant late-stage private technology companies, the Adviser seeks to optimize the Fund’s potential for outsized investment returns.

The Adviser believes that the Fund is ideally positioned to deliver on its investment objective for several key reasons:

●	Access to private technology markets through an investment vehicle providing public market liquidity for private market exposure.

●	Curated portfolio of late-stage, next-generation private tech leaders previously inaccessible to most investors.

●	Portfolio constructed and managed by seasoned venture capital investors with 16-year track record successfully accessing secondary investment opportunities.

●	Focused strategy and analytical approach leverages the Adviser’s expertise to target the most validated, high-potential companies.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior stockholder approval.

Investment Strategy and Types of Investments

In the venture capital asset class, returns are characterized by a “power law” distribution, in which a small number of portfolio companies, comprising approximately 10% of portfolio investments, generate a disproportionate share of overall investment gains. While many early- and growth-stage companies may fail or deliver modest returns, this limited subset-often referred to as “outliers”-can achieve exceptional outcomes and materially impact the performance of a portfolio. The Fund’s strategy is designed to identify companies that have demonstrated their outlier potential and concentrate exposure in them, as the Adviser believes that meaningful participation in a small number of transformative private technology companies offers the most compelling opportunity for long-term capital appreciation. The name of the Fund - Powerlaw - emphasizes this well documented fact about venture capital returns.

Our core investment themes specifically target sectors that the Adviser believes are poised for transformative growth, including next-generation dominant enterprise SaaS platforms, leading consumer platforms, modern aerospace and defense technologies, and companies at the forefront of artificial intelligence innovation. This thematic and concentrated approach positions the Fund to capitalize on substantial growth opportunities in these rapidly evolving sectors.

Investment Criteria

The Fund’s investment strategy focuses on identifying and investing in select outlier companies by leveraging the extensive experience of the Adviser’s personnel and Akkadian’s position in the venture capital ecosystem. We specifically will target a small group of companies characterized by:

●	Exceptional revenue scale within the venture capital ecosystem, typically generating annual revenues exceeding $500 million, although in exceptional and limited circumstances we will consider companies at all levels of development.

●	Market capitalization surpassing $5 billion, with a focus on companies with more than $10 billion of market capitalization.

●	Globally recognized and respected brand identities.

●	Significant and durable competitive advantages with the potential to compound growth for many years.

●	A track record of raising substantial capital, typically in excess of $500 million, from highly regarded venture capital institutions.

●	Consistent and sustained annual revenue growth exceeding 20% in large and growing addressable markets.

●	Demonstrated robust investor demand in the top decile of companies within secondary market marketplaces.

●	Potential to be durable, high-performance public companies.

The aforementioned criteria represent desired targets. We cannot guarantee that all of the Fund’s Portfolio Companies will meet the desired targets.

Late-stage technology companies are increasingly choosing to delay IPOs and remain private for extended periods. This shift is driven by several key factors, including abundant private market capital, allowing these companies to raise significant funds without the regulatory scrutiny and public reporting requirements that accompany an IPO. Remaining private enables them to focus more strategically on long-term growth initiatives without the pressure to meet short-term earnings targets. Additionally, private companies can maintain greater confidentiality regarding proprietary technology and business strategies, thereby protecting their competitive advantages. Furthermore, liquidity solutions such as secondary market transactions provide early investors and employees with partial liquidity, reducing the urgency of public market access. Collectively, these factors encourage leading technology companies to delay public listings, resulting in prolonged periods of private operation and larger valuations before entering public markets. The Fund is designed to provide access to these companies at a relatively early stage of their growth and value creation trajectory.

Once the Adviser identifies the outlier companies, the Adviser then conducts a rigorous due diligence process. The Adviser analyzes financial performance using publicly available information, secondary market pricing, interviews with industry experts and former employees, reviews of capitalization structures and analyses of the company’s addressable market and competitive threats.

This disciplined selection approach positions the Fund to capture value from companies that the Adviser believes are poised to deliver substantial, long-term returns to our investors.

Investment Structures

As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 16 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. The Fund will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

The Fund will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

The Fund seeks to invest directly in the equity securities of Portfolio Companies, however, in order to increase its access to Portfolio Companies, the Fund may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (iii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, the Fund may purchase equity interests in SPVs in secondary transactions. The Fund may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

The Fund invests in SPVs that are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, the Fund seeks to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. The Fund does not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as subsidiaries of the Fund. Private investment vehicles in which the Fund invests that are primarily controlled by the Fund will be consolidated for financial reporting purposes and treated as Subsidiaries. The Fund may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that it does not primarily control or manage. In these situations, the Fund does not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) the Fund will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) the Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that the Fund treats the debt of these SPVs as its own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board of Directors will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to the Fund); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of the Fund’s fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of the Fund’s fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

In limited circumstances, certain investments of the Fund may be structured through a Multi-Layer SPV. Under this arrangement, the Fund initially invests in an intermediary vehicle, typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a single-tier special purpose entity, the Primary SPV, which directly owns securities of the underlying Portfolio Company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

The Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and allows for tax optimization. Specifically, it provides the Fund with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

In a Multi-Layer SPV structure, the Fund retains economic exposure to the underlying portfolio investments through its direct or indirect ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Investors in the Fund should carefully consider the additional structural complexity and potential risks arising from such arrangements.

See “Risk Factors - There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies” for a description of the risks of investing through SPVs.

The Fund may make investments directly or indirectly through one or more Subsidiaries that primarily engage in investment activities in securities and other assets and that the Fund primarily controls and consolidates for financial reporting purposes. The Fund forms Subsidiaries to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. The Subsidiaries are consolidated with the Fund for financial reporting purposes and for purposes of compliance with the 1940 Act. Specifically (i) the Fund will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with its Subsidiaries; (ii) the Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with its Subsidiaries, so that the Fund treats the debt of its Subsidiaries as its own debt for purposes of Section 18; (iii) the Subsidiaries will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent any of the Fund’s subsidiaries have investment advisers, the investment advisers to the Fund’s Subsidiaries will comply with Section 15 regarding approval of advisory agreements, and the Fund will file any such agreements as exhibits to its registration statement (note that the Adviser is authorized to create Subsidiaries pursuant to delegated authority to the Adviser within the Investment Advisory Agreement and the Adviser does not enter into separate advisory agreements with the Subsidiaries it creates); (v) the management fee, if any, of the Subsidiaries, including any performance fee, will be included in the management fee line item of the Fund’s fees and expenses table, and the Subsidiaries’ expenses will be included in the other expenses line item of the Fund’s fees and expenses table; and (vi) the Subsidiaries will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31). The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of Subsidiaries created by the Fund. References herein to the Fund’s investments also refer to any Subsidiary’s investments.

To the extent that the Fund invests in Private Funds, investors should be aware that investing in Private Funds introduces additional layers of structural complexity, and potential risks related to liquidity, transparency and valuation. Investments in Private Funds also may result in additional indirect costs for stockholders. See “Risk Factors - Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.”

See “The Fund and Our Current Portfolio” for the percentage of the Fund held in each type of investment.

Portfolio Construction

The Fund is designed to provide access to what the Adviser believes are the highest quality and highest-potential privately held technology companies. To optimize for our long-term capital appreciation objective, we intend to construct our portfolio to achieve maximum allowable concentration consistent with the diversification requirements applicable to regulated investment companies (“RICs”) for U.S. federal income tax purposes. The Fund generally will seek to limit its investments in each Portfolio Company to no more than 20% of its net assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its net assets in each Portfolio Company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s net assets at any given point in time.

These allocations are based on our assessments of our Portfolio Companies and the availability of exposure to them. We cannot guarantee that we will be able to maintain such allocations.

Once we have established an initial position in a Portfolio Company, we may choose to increase our stake through subsequent purchases. Maintaining a concentrated portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to the strongest companies within our target segments.

The Adviser’s primary strategy is to invest in the equity securities of Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an IPO or a merger or acquisition transaction. Notwithstanding the foregoing, if the Adviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Portfolio Company following a liquidity event until such time that the Adviser determines to sell the securities, or (ii) sell such securities prior to the occurrence of a liquidity event. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within one to six years of such securities purchase by the Fund, and the Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. The timing of liquidity events, however, is difficult if not impossible, to predict with accuracy.

The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index.

The Fund primarily invests in securities of issuers involved primarily in technology, software, artificial intelligence, aerospace and defense, digital media, internet services, financial technology, semiconductor manufacturing, communications equipment, information technology, and related industries. The Fund’s policy of concentrating in the groups of industries in the technology sector increases its exposure to the economic, regulatory, and competitive risks associated with this sector.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an IPO of a Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. In addition, many of our investments are made in SPVs that require the approval of an external manager to transfer our interests or obtain stock following an IPO. We do not control the timing of cash or stock distributions from all of the external managers.

Investment Process

The Adviser uses its own extensive network, internal research and analysis to identify Portfolio Companies that satisfy its investment criteria. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research and industry relationships to identify and take advantage of trends that have ramifications for individual companies or entire industries.

Once a Portfolio Company is identified, the Adviser performs extensive due diligence on that company. The Adviser assesses key indicators of each company’s health and growth among several other factors. Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business model, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

As part of the due diligence process, the Adviser will also review the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

For each potential transaction, the Adviser conducts a comprehensive counterparty diligence process designed to mitigate risks and ensure clarity of ownership. Leveraging Akkadian’s 16 years of industry experience, the Adviser prioritizes sourcing opportunities from trusted and well-established channels. When evaluating investments involving SPVs or other external entities, the Adviser’s due diligence includes an in-depth review of all legal and transaction-related documentation, an assessment of the general partner’s management capabilities and track record, thorough reference checks, and verification of ownership. For transactions directly involving individuals, the Adviser’s process further incorporates background and credit checks, reviews of all relevant option documents-including option grant agreements, proof of exercise, and share certificates-and, where possible, personal reference checks. The objective of the Adviser’s rigorous diligence approach is to fully understand the Fund’s counterparties and proactively mitigate any potential issues related to future share redemption or ownership disputes. This process is managed by Peter Smith, who acts as the Adviser’s general counsel. He is also a co-founder of Akkadian and has been in this role for 16 years.

After making an investment, the Adviser will monitor the financial trends of the Portfolio Company to assess the Fund’s exposure to individual companies as well as to evaluate overall portfolio quality. The Adviser will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within the Fund’s overall portfolio. If a company is underperforming, the Adviser may decide to sell the Fund’s interest in the private markets, and may realize a loss. If such a sale occurs, the Adviser will, in a reasonable period of time, add a new company to the portfolio.

Additional Information Regarding Types of Investments

Equity Securities

We invest (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. Common stock represents an equity ownership interest in a company. We may directly hold or have exposure via an SPV to stocks of issuers of any size, provided such issuers have a market capitalization greater than $1 billion. Because we will ordinarily have exposure to stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

SPVs are private investment vehicles managed by unaffiliated external managers or general partners that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and a different economic experience or return profile than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. When investing in SPVs, the Fund seeks to obtain information rights that are typical for investors in SPVs, including rights to receive timely annual capital account statements, financial statements and tax statements, as well as confirmation of the SPV’s continued ownership of interests in the underlying Portfolio Company securities. The Fund does not primarily control any such SPVs, and such SPVs will not be consolidated for financial reporting purposes or treated as subsidiaries of the Fund. Private investment vehicles in which the Fund invests that are primarily controlled by the Fund will be consolidated for financial reporting purposes and treated as Subsidiaries. The Fund may hold 100% of the equity of, or contribute substantially all of the capital to, certain SPVs that it does not primarily control or manage. In these situations, the Fund does not consolidate these entities for financial reporting purposes but will treat these SPVs as “Subsidiaries” for purposes of compliance with the 1940 Act. Specifically (i) the Fund will comply with the provisions of the 1940 Act regarding investment policies (Section 8) on an aggregated basis with these SPVs; (ii) the Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregated basis with these SPVs, so that the Fund treats the debt of these SPVs as its own debt for purposes of Section 18; (iii) these SPVs will comply with 1940 Act affiliated transaction restrictions and custody requirements (Section 17); (iv) to the extent that the SPV manager is engaged in activities with respect to the SPV that would cause the SPV manager to be an “investment adviser” of that SPV as that term is defined in the 1940 Act, the SPV will enter into an agreement with the SPV manager, with such terms as required by Section 15(a) of the 1940 Act, and the Board of Directors will approve such agreement and a template form of SPV manager agreement will be filed as an exhibit to the registration statement (for the avoidance of doubt, no such SPV manager will be considered an adviser or sub-adviser to the Fund); (v) the management fee, if any, of these SPVs, including any performance fee, will be included in the management fee line item of the Fund’s fees and expenses table, and the SPVs’ expenses will be included in the other expenses line item of the Fund’s fees and expenses table; and (vi) these SPVs will agree to inspection of their books and records by the SEC, and such books and records will be kept in accordance with the 1940 Act (Section 31).

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Private Company Investments

We anticipate making significant investments in late-stage private companies. Late stage companies are those that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Traditional Preferred Equity Securities

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate- paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Private Investment Funds

Investments in Private Funds are subject to additional risks beyond the securities held by such funds. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the Portfolio Company that may be available to the manager of the fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its Portfolio Company or other investors in the Portfolio Company.

A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

Forward contracts

We may invest in “forward contracts” that involve stockholders (each a “counterparty”) of a potential Portfolio Company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

In cases where we purchase a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a Portfolio Company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

Swaps

Swaps are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in over the counter (“OTC”) markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

We rely on the “limited derivatives user” exception in Rule 18f-4 under the 1940 Act to enter into derivatives transactions, such as forward contracts and swaps, and certain other transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. To maintain our qualification as a limited derivatives user, our “derivatives exposure” is limited to 10% of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT OF THE FUND

The Board of Directors

The Board has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board is comprised of persons who are not “interested persons” of the Fund or the Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Director” and, collectively, the “Independent Directors”). Any vacancy on the Board may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by stockholders. Subject to the provisions of Maryland law, the Directors will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal address of the Adviser is 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

The Adviser is wholly-owned by Powerlaw Capital Group, which is owned and controlled by Michael Dinsdale, Peter Smith and Benjamin Black.

The Adviser is under common control with Akkadian Ventures, Inc. (“Akkadian”). Akkadian is controlled by its officers, Benjamin Black, Michael Dinsdale, and Peter Smith. Akkadian is an experienced venture capital and secondary investment firm with a proven 16-year track record of high-conviction investing, underpinned by a deep commitment to its investors and broader community. Akkadian is a recognized pioneer in direct secondary investments, option exercise loans, and company liquidity programs, with extensive experience in the private markets. The firm’s strategic evolution includes managing five growth-stage venture direct secondary strategies since 2011, most recently through Akkadian Ventures VI, LP ($276 million), as well as a seed-stage fund-of-funds strategy through RAISE.ai Ventures, LP ($55 million). Akkadian is the founder of the RAISE Global Conference, established in 2016, which maintains a curated network of over 3,000 general partners and 2,000 limited partners. Akkadian is located in San Francisco, CA and, together with its affiliated entities, has 14 full-time employees. As of June 30, 2026, Akkadian and its affiliates had approximately $1.5 billion in assets under management, which includes the Fund’s total assets of $757 million.

The Fund reflects Akkadian’s mission to democratize access to Silicon Valley’s premier technology investments. The Fund was built to provide investors with access to a carefully curated portfolio of what the Adviser believes to be leading private technology companies. The Fund enables investors to have exposure to what the Adviser believes are the leading private venture backed technology businesses, while having daily liquidity and quarterly transparency.

Because of Akkadian’s history, the Adviser’s management team has established relationships within the secondary ecosystem, and it intends to use those relationships to position the Fund as a preferred buyer for secondary market transactions (i.e., transactions in securities of private companies that are acquired other than from the issuer), which may give the Fund access to optimal terms and opportunities. By strategically targeting what the Adviser believes are transformative technology companies that are remaining private longer, the Fund serves as the critical bridge between private innovation and public capital, placing its investors at the forefront of market evolution and enabling them to participate in industry trends and opportunities for substantial value creation.

Akkadian and the Adviser’s personnel possess extensive expertise executing investments through various structures, including purchases of common and preferred equity securities, option exercise loans, forward contracts, and SPVs. Since inception, Akkadian’s experienced in-house team has successfully executed over 750 individual transactions employing these methods. As of June 30, 2026, Akkadian manages five blind pool funds, one fund-of-funds, and many SPVs representing approximately $792 million in regulatory assets under management, which excludes the Fund’s total assets of $757 million as of that date. Across these vehicles (and excluding the Fund), Akkadian has deployed capital into 116 distinct portfolio investments, resulting in 55 exits, both fully and partially realized.

The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding Shares of our common stock (which is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company). In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Under the Investment Advisory Agreement, we pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds, and also includes short term investments that do not qualify as cash equivalents under US GAAP such as U.S. Government Securities with a maturity longer than three months measured at the date of purchase. The Adviser did not charge a Management Fee prior to May 20, 2026, the effective date of the Fund’s registration statement on Form N-2 relating to the listing of its common stock on the Exchange (the “Effective Date”).

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is included in the Fund’s annual report to stockholders for the period ended September 30, 2025.

Payment of Our Expenses under the Investment Advisory Agreement

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

(i)	the organization of the Fund;

(ii)	calculating NAV (including the cost and expenses of any independent valuation firm);

(iii)	expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of the investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective Portfolio Companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(iv)	fees and expenses incurred by the Adviser (and its affiliates) or the administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and Portfolio Companies on an ongoing basis;

(v)	any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the Fund’s account and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi)	offerings, sales, and repurchases of the shares and other securities;

(vii)	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

(viii)	investment advisory fees payable under the advisory agreement;

(ix)	fees and expenses, if any, payable under the administration agreement;

(x)	the Fund’s allocable portion of the cost of the Fund’s chief financial officer, treasurer, chief compliance officer, and their respective staffs;

(xi)	any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the administrator or an affiliate thereof;

(xii)	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the Fund’s benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii)	costs incurred in connection with investor relations, Board relations, and with preparing for and effectuating a listing of the shares on any securities exchange;

(xiv)	transfer agent, dividend agent and custodial fees and expenses;

(xv)	federal and state registration fees;

(xvi)	all costs of registration and listing the shares on any securities exchange;

(xvii)	U.S. federal, state and local taxes;

(xviii)	fees and expenses of the Independent Directors, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Directors;

(xix)	costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund and its activities;

(xx)	costs of any reports, proxy statements or other notices to stockholders including printing costs;

(xxi)	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xxii)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxiii)	proxy voting expenses;

(xxiv)	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with any distribution reinvestment plan or direct stock purchase plan;

(xxv)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xxvi)	allocable fees and expenses associated with marketing efforts on behalf of the Fund;

(xxvii)	all fees, costs and expenses of any litigation involving the Fund or its Portfolio Companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs;

(xxviii)	fees, costs and expenses of winding up and liquidating the Fund’s assets; and

(xxix)	all other expenses incurred by the Fund, the Adviser or the administrator in connection with administering the Fund’s business.

Except as otherwise provided above, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or Directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.

Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Benjamin Black

Benjamin Black is the Co-Founder and Managing Director of Akkadian, the Chief Investment Officer and Co-Founder of Powerlaw Capital Group, an affiliate of the Adviser, and a 20-year private equity veteran.

In addition, Mr. Black is the Co-Founder of the RAISE Global Summit, which has grown into a premier launchpad for emerging venture capital funds.

Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive.

Mr. Black holds a BA and JD from Cornell University.

Michael Dinsdale

Michael Dinsdale is a Managing Director at Akkadian and the Chief Executive Officer and Co-Founder of Powerlaw Capital Group, an affiliate of the Adviser. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets.

Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of DocuSign, DoorDash and Gusto, three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit).

Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

The SAI provides additional information about our portfolio managers’ compensation, other accounts managed and ownership of our shares.

License Agreement

We entered into a license agreement (the “License Agreement”) with Akkadian Ventures LLC and the Adviser, pursuant to which Akkadian Ventures LLC granted us (and the Adviser) a non-exclusive license to use the name “Powerlaw.” Under the License Agreement, we will have a right to use the Powerlaw name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Powerlaw” name.

Administrator

Paralel Technologies LLC serves as the administrator of the Fund. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Fund. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets. The Fund also reimburses the administrator for certain out-of-pocket expenses. Paralel Technologies LLC’s principal business address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

DETERMINATION OF NET ASSET VALUE

The NAV of our shares of common stock will be computed based upon the value of our portfolio securities and other assets on a monthly basis. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our common stock outstanding.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information are valued via independent pricing services generally at an exchange closing price or if an exchange closing price is not available, the last traded price on that exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by us (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time. The Adviser may engage the services of third-party valuation firms to assist in fair value determinations.

Interests in Special Purpose Vehicles. As a practical expedient, investments in SPVs may be valued per the reported NAV as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund’s valuation procedures that the applicable investment company is not being reported at fair value. Investments in SPVs are generally valued based on the fair value of the SPV’s underlying investment(s), adjusted as necessary to reflect the SPV’s capital structure, expenses, fees, carried interest, liquidity characteristics, and any other factors the Adviser determines are relevant to estimating the fair value of the Fund’s interest in such SPV.

Forward Contracts. Forward contracts are valued based on the Adviser’s estimate of the fair value of the underlying equity securities subject to the forward, taking into account recently observed transactions in the issuer’s securities, adjusted for contractual terms and structural features of the forward arrangement, which may include the forward price, share ratio, expected settlement mechanics, counterparty credit risk, time to settlement, and any applicable fees or costs.

Secondary Purchases Subject to Transfer Restrictions. When valuing secondary purchases that are subject to transfer restrictions, the Adviser considers the impact of the transfer restrictions as part of its fair value determination in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. The Adviser evaluates the nature and duration of the transfer restrictions, the expected timing and likelihood of obtaining any required issuer consents or waivers, and the effect of the transfer restrictions on liquidity and marketability. In many cases, the Adviser uses pricing indications derived from recent arm’s-length financing rounds or secondary transactions involving the issuer’s securities. Because such transactions typically involve securities that are subject to substantially similar transfer restrictions, the observed transaction prices are generally understood to already reflect the market’s assessment of those restrictions. Accordingly, when the Adviser determines that the transfer restrictions applicable to the Fund’s investment are consistent with those applicable to the securities underlying the observed transaction, no separate or incremental adjustment may be required solely to reflect the transfer restrictions. Where the Adviser determines that the transfer restrictions applicable to the Fund’s investment are more restrictive, longer in duration, or otherwise materially different from those reflected in observable transactions, the Adviser may apply additional valuation adjustments to reflect the reduced liquidity or increased uncertainty associated with the transfer restrictions. The determination of whether, and to what extent, such adjustments are appropriate is made based on the Adviser’s reasonable judgment, taking into account all relevant facts and circumstances as of the valuation date.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

DISTRIBUTION REINVESTMENT PLAN

Unless the registered owner of our shares of common stock elects to receive cash by contacting Continental Stock Transfer & Trust Company (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Fund’s Distribution Reinvestment Plan (the “Plan”) in additional shares of common stock. Stockholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least five business days prior to any dividend/distribution record date; otherwise, such termination or resumption will not be effective until the next declared dividend or other distribution.

Whenever we declare a distribution payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of our shares of common stock, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on the Exchange or elsewhere. If, on the payment date for any distribution, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the then current market price per share on the date of issuance, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any distribution, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will invest the distribution amount in our shares of common stock acquired on behalf of the Plan participants in Open-Market Purchases.

In the event of a market discount on the payment date for any distribution, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in our shares of common stock acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Newly Issued Common Shares on the distribution payment date. If the Plan Administrator is unable to invest the full distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the distribution, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of our shares of common stock owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator may accept instructions from such Nominee to reinvest distributions with respect to less than all of the shares registered in the name of such Nominee, in order to reflect differing reinvestment elections of the Nominee’s underlying beneficial owners, as certified from time to time by the Nominee.

Registered stockholders whose shares are registered directly in their own name may elect either full participation or full non-participation in the Plan and may not elect partial participation.

The Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan including certifications reflecting partial participation pursuant to the elections of underlying beneficial owners. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of our shares of common stock held in the name of a Nominee wishes to participate in the Plan, and the Stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to our shares of common stock issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases in connection with the reinvestment of distributions. For additional discussion regarding the tax implications of participation in the Plan, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our shares of common stock through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by writing to the Plan Administrator at 1 State Street, Floor 30, New York, New York 10004-1561. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to Powerlaw Corp. on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens and long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisors as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or non-U.S., state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, or any state thereof or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intend to elect to be treated, and intend to qualify each year, as a RIC beginning with our taxable year ending September 30, 2026; however, no assurance can be given that we will be able to maintain our RIC tax treatment. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we generally must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute sufficient income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships” (as defined in the Code) or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with paid-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets, and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses indefinitely and use them to offset capital gains. Due to these limits on the deductibility of expenses, over the course of one or more taxable years, we may have, for U.S. federal income tax purposes, taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our stockholders in an amount equal to (1) any excess distribution, or (2) the gain from the dispositions of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund”, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we are a U.S. Shareholder (as defined below) of a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly, or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain cure provisions are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) imposed at corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend, and our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax imposed at corporate tax rates on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our stockholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock after a dividend has been declared and shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

If we are not a “publicly offered regulated investment company” for any period, a non-corporate U.S. Shareholder’s pro rata portion of certain of our expenses will be treated as an additional dividend to the shareholder and will not be deductible for non-corporate U.S. taxpayers. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will qualify as a publicly offered RIC, we may not qualify as a publicly offered RIC for future taxable years. A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax- exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in our common stock is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with the conduct of a trade or business in the United States (a “U.S. trade or business”) by the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States), we will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisors.)

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U. S. Shareholder (and if an income tax treaty applies, such distributions or gains, as applicable, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States).

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our documented Non-U. S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its Non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Incorporation (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 950,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of July 31, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	950,000,000	—	43,160,796

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former Directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former Directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

Classified Board of Directors

The Board is divided into three classes of Directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each Director is elected by a plurality of the votes cast with respect to such Director’s election. There is no cumulative voting in the election of Directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect Directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of Directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Directors, provided however, that the number of Directors may never be less than one nor more than nine. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a Director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal indefinitely.

The presence in person or by proxy of the holders of one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter shall constitute a quorum.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a stockholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a stockholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of Directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current Directors, (2) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of our current Directors then on the Board or (3) any successor Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the 1940 Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Fund opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the Directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Fund’s Director, officer or other agent to the Fund or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our Directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our Directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

REGULATION AS A CLOSED-END FUND

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in the SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in the SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

A majority of our Directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below the then-current NAV per share. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances. In no event will we issue any shares of our common stock to Roth Principal Investments under the Purchase Agreement at a net price below our then-current NAV per share in violation of Section 23(b) of the 1940 Act. See “Committed Equity Facility” and “Risk Factors — Risks Related to the Offering.”

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors - Risks Related to Our Business and Our Structure.”

Senior Securities

We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes- Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities, including those held by any of our Subsidiaries, including SPVs treated as Subsidiaries for purposes of compliance with the 1940 Act (See Investment Strategy and Types of Investments - Investment Structures), are held by U.S. Bank National Association pursuant to a custodian agreement. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226. Continental Stock Transfer & Trust Company serves as our transfer agent, distribution paying agent and registrar. The principal business address of Continental Stock Transfer and Trust Company is 1 State Street, Floor 30, New York, New York 10004-1561.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [     ] located at [       ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, whose principal business address is located at Aon Center, Suite 5500, 200 E. Randolph Street, Chicago, IL 60601-6436, serves as the Fund’s independent registered public accounting firm, providing audit services and performing other professional accounting, auditing and advisory services when engaged to do so by the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this Prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this Prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us by telephone at (707) 653-6892, or on our website at www.pwrl.com.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES POWERLAW CORP. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social security number

● Income

● Assets

● Risk tolerance

● Wire transfer instructions

● Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (707) 653-6892 or go to www.pwrl.com

Who we are
Who is providing this notice?	● Powerlaw Corp.
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.  Enter into an investment advisory contract

2.  Seek financial advice

3.  Make deposits or withdrawals from your account

4.  Tell us about your investment or retirement portfolio

5.  Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.  sharing for affiliates’ everyday business purposes-information about your creditworthiness

2.  affiliates from using your information to market to you

3.  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

Powerlaw Corp.

25,000,000 Shares of Common Stock

                     , 2026

PRELIMINARY PROSPECTUS

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 12, 2026

Powerlaw Corp.

25,000,000 Shares of Common Stock

STATEMENT OF ADDITIONAL INFORMATION

                    , 2026

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (707) 653-6892. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

S-i

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in our prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except that we will invest more than 25% of the value of our total assets in companies operating in one or more industries within the technology group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

MANAGEMENT OF THE FUND

Our Board of Directors and Officers

Board Composition

Our Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Directors will expire at the 2026 annual meeting of stockholders; the term of any Class II Director will expire at the 2027 annual meeting of stockholders; and the terms of our Class III Directors will expire at the 2028 annual meeting of stockholders.

Lars Leckie serves as a Class I Director (with a term expiring in 2026); Michael Dinsdale and Nicholas Earl serve as Class II Directors (with terms expiring 2027); Ben Black and Vivian Chow serve as Class III Directors (with terms expiring in 2028).

A majority of the Board consists of Directors who are not “interested persons” of the Fund, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Fund, the Adviser, or of any of their respective affiliates, the Board has determined that Vivian Chow, Nicholas Earl, and Lars Leckie each qualify as Independent Directors. Each Director who serves on the Audit Committee is an “independent director” for purposes of Rule 10A-3 under the Exchange Act.

Directors and Officers

The following tables provide information regarding each of our Directors and Officers.

Independent Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Nicholas Earl 1966	Director, Term Expires 2027, Since 2025	CEO & President, Glu Mobile LLC (2016-2021), Advisor, AviaGames, Inc. (Avia) (since 2022)	1	Board Member, SciPlay Corp. (2022-2023), Board Member, Glu Mobile LLC (2016-2021)
Vivian Chow 1966	Director (Chair), Term Expires 2028, Since 2025	Board Member, LiveRamp Holdings, Inc. (since 2020); SVP, Strategic Execution & Operations, DocuSign, Inc. (2021 - 2022); Chief Accounting Officer, DocuSign, Inc. (2013-2021)	1	Board Member, Plum Acquisition Corp. I (2023- 2024); Board Member, LiveRamp Holdings, Inc. (since 2020)
Lars Leckie 1973	Director, Term Expires 2026, Since 2025	Managing Director, Aspenwood Ventures (since 2021); Managing Director, Hummer Winblad Venture Partners, LP (since 2005)	1	Board Member, DefectDojo, Inc. (since 2024); Board Member, Ethyca, Inc. (since 2024); Board Member, Amberdata, Inc. (since 2017); Board Member, Aria Systems, Inc. (since 2007); Board Member,
TidalScale, Inc. (2013-
2023); Board Member,
NeuVector, Inc. (2017-
				2021); Board Member, InsideSales.com, Inc. (2011-2021)

*The address of each Independent Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

Interested Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Benjamin Black** 1969	Director, Term Expires 2028, Since 2025; Chief Investment Officer, Indefinite, Since 2025	Co-Founder and Managing Director, Akkadian (since 2011)	1	None
Michael Dinsdale** 1972	Director, Term Expires 2027, Since 2025; Chief Executive Officer, Indefinite, Since 2025	CEO and Co-Founder, Powerlaw Capital Group (since 2026); Managing Director, Akkadian (since 2021); Chief Financial Officer, Gusto, Inc. (2017 - 2020); Chief Financial Officer, DocuSign, Inc. (2010-2016).	1	Board Member, Plum Acquisition Corp. I (2021-2024)

*The address of each Interested Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

**Mr. Black and Mr. Dinsdale are interested directors because of their positions with (i) Akkadian, an affiliate of the Adviser, (ii) Powerlaw Capital Group, an affiliate of the Adviser and (ii) the Adviser.

Officers who are not Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Smith 1971	President, Indefinite, Since 2025	Co-Founder and Managing Director, Akkadian (since 2011)
Angela Stanley 1978	Chief Operating Officer and Secretary, Indefinite, Since 2025	Chief Operating Officer and Partner, Akkadian (since 2024); Head of Investor Relations, Delta-V Capital, LLC (2023-2024); Co- Founder and Managing Partner, Harpeth Capital, LLC (2012-2022)
Tracy Hogan 1970	Chief Financial Officer and Treasurer, Indefinite, Since 2025	Chief Financial Officer and Partner, Institutional Venture Partners (IVP) (2015-2024)
Nicholas McMordie 1984	Chief Compliance Officer, Indefinite, Since March 2026	Director, Compliance, ArrowMark Partners (since 2018)

*The address of each such officer is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850, unless otherwise noted.

Biographical Information

Brief biographies of our Directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time.

Benjamin Black

Benjamin Black is the Co-Founder and Managing Director of Akkadian, the Chief Investment Officer and Co-Founder of Powerlaw Capital Group, LLC (“Powerlaw Capital Group”), an affiliate of the Adviser, and a 20-year private equity veteran.

In addition, Mr. Black is the Co-Founder of the RAISE Global Summit, which has grown into a premier launchpad for emerging venture capital funds.

Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive.

Mr. Black holds a BA and JD from Cornell University.

Mr. Black’s extensive experience in venture capital and private equity, including as a managing director and founder of various firms, makes him qualified to serve on the Board.

Michael Dinsdale

Michael Dinsdale is a Managing Director at Akkadian and the Chief Executive Officer and Co-Founder of Powerlaw Capital Group, an affiliate of the Adviser. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets.

Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of DocuSign, DoorDash and Gusto, three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit).

Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

Mr. Dinsdale’s finance expertise and his experience as a CFO of multiple companies makes him qualified to serve on the Board.

Vivian Chow

Vivian Chow spent eight years as SVP Chief Accounting Officer at DocuSign (NASDAQ: DOCU), a cloud-based platform for electronic signatures. While there, she was responsible for accounting, sales compensation, internal audit, tax and treasury.

Prior to joining DocuSign in 2013, Ms. Chow served five years as VP of Finance Worldwide Controller at Electronic Arts Inc. (NASDAQ: EA), a leading publisher of video games. Prior to Electronic Arts, she held VP and Corporate Controller positions at companies in the retail, medical device and financial services industries.

Ms. Chow started her career in public accounting at Arthur Andersen & Co., a public accounting partnership. She is an inactive Certified Public Accountant in the State of California.

Ms. Chow holds a BS in Accounting from Lehigh University. She is a Board Member of LiveRamp (NYSE: RAMP), a data collaboration platform for consumer data.

Ms. Chow’s extensive accounting and finance background and her executive experience, including serving as a chief accounting officer and controller, make her qualified to serve on the Board.

Nicholas Earl

Nicholas Earl is a 29-year game industry veteran. He served as Glu Mobile’s President and CEO and held a seat on the company’s Board of Directors. In 2021, Electronic Arts purchased Glu Mobile for $2.4 billion, the 7th largest acquisition in video gaming history at that time.

Prior to Glu, Mr. Earl was President of Worldwide Studios at Kabam, presiding over such games as Marvel: Contest of Champions. Mr. Earl served as SVP of EA Mobile at Electronic Arts, overseeing hits such as The Simpsons: Tapped Out, The Sims FreePlay and Real Racing 3. While there, he also led the company’s transition from the premium to freemium model.

Prior to EA Mobile, Mr. Earl was SVP of EA Games launching such console and PC franchises as Knockout Kings, James Bond, Tiger Woods PGA Tour, The Godfather, The Sims, The Simpsons, Lord of the Rings and Dead Space.

Mr. Earl holds a BA in Economics from the University of California, Berkeley. He served as a Board Member and head of the Compensation Committee of SciPlay (SCPL), a leading developer and publisher of digital games, until its sale to Light & Wonder in 2023.

Mr. Earl’s service on multiple boards, and his extensive executive experience, including as a CEO make him qualified to serve on the Board.

Lars Leckie

Lars Leckie has a wealth of experience in technology investment as a former technology founder and twenty year career in venture capital. As a Co-founder of Aspenwood Ventures and a long-standing Managing Director at Hummer Winblad Venture Partners, Mr. Leckie has a track record of identifying and nurturing founders of disruptive software companies.

Before his venture capital career, Mr. Leckie co-founded AutoFarm, a company focused on GPS and robotics. As a Managing Director at Aspenwood Ventures, Mr. Leckie continues to focus on early-stage B2B software companies. His firm’s prior successes include exited category winning companies like Mulesoft and Five9, as well as emerging companies like Arkose Labs, Amberdata and Aria Systems.

Mr. Leckie holds a MS (Engineering) from Stanford University and an MBA from the Stanford Graduate School of Business.

Mr. Leckie’s depth of experience in venture capital investing, and his experience as an executive make him qualified to serve on the Board.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Vivian Chow to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Directors generally between meetings. The Chair serves as a key point person for dealings between management and the Directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Ms. Chow’s finance and accounting background, and experience as an executive and as a member of corporate boards qualifies her to serve as Chair of the Board. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual Directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Directors or any group or committee of Directors, correspondence should be addressed to the Board or any such individual Directors or group or committee of Directors by either name or title. All such correspondence should be sent to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Attention: Chair of the Audit Committee.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (subject, where applicable, to stockholder ratification);

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Audit Committee and Vivian Chow serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Vivian Chow is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

(b)	makes recommendations with regard to the tenure of the Directors;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	advises the Board on corporate governance matters generally.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Nominating and Corporate Governance Committee and Lars Leckie serves as Chair.

Director Nominations

Nomination for election as a Director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than the 150th day prior to the one year anniversary of the date the Fund’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

●	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

●	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●	whether the individual is willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a director and Board committee member;

●	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

●	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Fund a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Fund and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee (i) reviews and approves the compensation, if any, paid by the Fund to each of the Fund’s executive officers, including reimbursement by the Fund of the allocable portion of the compensation of the Fund’s Chief Financial Officer and Chief Compliance Officer, (ii) has primary responsibility for periodically reviewing and recommending for approval by the Board the compensation, if any, paid to directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and (iii) oversees the Fund’s compensation policies generally and makes recommendations to the Board regarding any incentive compensation and equity-based plans of the Fund that are subject to Board approval.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Compensation Committee and the Chair of the committee is Nicholas Earl.

Director Compensation

No compensation is paid to directors who are “interested persons” of the Company as defined in the 1940 Act. Each Independent Director who does not also serve in an officer capacity receives an annual fee of $60,000, plus additional annual fees for serving as Chair of the Board ($20,000), Chair of the Audit Committee ($15,000), and Chair of the Nominating and Corporate Governance Committee or the Compensation Committee ($7,500 each), together with reimbursement of reasonable out-of-pocket expenses. The following table sets forth the compensation estimated to be paid by the Company for the fiscal year ending September 30, 2026.

Name of Person, Position	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Company and Fund Complex(3) Paid to Directors
Interested Directors(1)
Michael Dinsdale, Director and Chief Executive Officer	None	None	None	None
Benjamin Black, Director and Chief Investment Officer	None	None	None	None
Independent Directors
Lars Leckie, Director	$67,500	None	None	$67,500
Nicholas Earl, Director	$67,500	None	None	$67,500
Vivian Chow, Director and Chair of the Board	$95,000	None	None	$95,000

(1)	Directors who are “interested persons” of the Company receive no compensation from the Company for their service as directors.
(2)	The Company does not provide, and has not accrued, any pension or retirement benefits for its directors; accordingly, no amounts are reportable in these columns.
(3)	As of the date of this Proxy Statement, the “Fund Complex” consists only of the Company.

Officer Compensation

Except as specified in the Investment Advisory Agreement, none of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf.

Director Ownership of Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each Director as of June 30, 2026. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Benjamin Black	Over $100,000	Over $100,000
Michael Dinsdale	Over $100,000	Over $100,000
Independent Directors
Vivian Chow	Over $100,000	Over $100,000
Nicholas Earl	Over $100,000	Over $100,000
Lars Leckie	Over $100,000	Over $100,000

(1) Dollar ranges are as follows: None; $1 - $10,000; $10,001 -$50,000; $50,001 - $100,000; or over $100,000.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal address of the Adviser is 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

The Adviser’s Investment Committee is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

The Investment Advisory Agreement

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding shares of our common stock (which is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company). In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Under the Investment Advisory Agreement, we pay the Adviser a management fee, payable quarterly, in an amount equal to 2.50% of our average gross assets of the Fund at the end of the two most recently completed calendar quarters (the “Management Fee”). For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds, and also includes short term investments that do not qualify as cash equivalents under US GAAP such as U.S. Government Securities with a maturity longer than three months measured at the date of purchase. The Adviser did not charge a management fee prior to May 20, 2026, the effective date of the Fund’s registration statement on Form N-2 relating to the listing of its common stock on the Exchange.

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our stockholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Portfolio Management

Benjamin Black and Michael Dinsdale are responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2026:

	Number of Accounts	Total Assets in Accounts ($)	Number of Accounts Subject to a Performance Based Advisory Fee	Total Assets in Accounts Subject to a Performance based Advisory Fee ($)
Benjamin Black
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	17	$739,743,963	0	$0
Other Accounts	0	$0	0	$0
Michael Dinsdale
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	14	$579,574,362	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The Fund’s portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Fund. Compensation generally consists of a fixed base salary, non-performance based distributions and participation in Akkadian’s retirement and benefit plans.

The portfolio managers own equity interests in the Fund and may also have equity ownership interests in the Adviser or its affiliates, which align their long-term financial interests with those of the Adviser’s clients, including the Fund.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock to be beneficially owned by the portfolio managers as of June 30, 2026 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in Powerlaw Corp.(1)(2)
Benjamin Black	Over $1,000,000
Michael Dinsdale	Over $1,000,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of the Fund beneficially owned by the portfolio managers is based on NAV

Portfolio Manager Conflicts of Interest

The Fund’s portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. More information regarding conflicts of interest is included in the section below entitled “Conflicts of Interest.”

The Administrator

Paralel Technologies LLC serves as the administrator of the Fund. Pursuant to a fund administration services agreement, the administrator provides certain administrative services to the Fund. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets. The Fund also reimburses the administrator for certain out-of-pocket expenses. Paralel Technologies LLC’s principal business address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

CONFLICTS OF INTEREST

Affiliations of the Adviser

Our executive officers and Directors, and the Adviser and its officers and employees, including the portfolio managers, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “- Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments that conflict with the positions held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and Directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The Portfolio Companies in which the Fund invests ordinarily are privately held. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested Directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested Directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this Prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in securities issued by Portfolio Companies. As such, it is expected that proxies and consent requests received by the Fund will deal with matters related to the operative terms and business details of those Portfolio Companies.

To the extent that the Fund receives notices or proxies from Portfolio Companies (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to the Adviser, subject to the oversight of the Board. The Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s stockholders, the Adviser will not vote with management. For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s Chief Compliance Officer to decide if the Adviser may vote the proxy or if the proxy should be referred to the Fund to vote. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (707) 653-6892; (2) on the Fund’s website (www.pwrl.com); (3) by emailing legal@pwrl.com and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling (707) 653-6892 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Fund’s books and records of each current Director, the Fund’s officers, the officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The table shows such ownership as of July 31, 2026.

Name and Address[1]	Number of Shares Owned	Percentage of Shares Outstanding[2]
5% Holders
Corient Private Access, LP 600 Superior Ave. East, Suite 1510 Cleveland, OH 44114 USA	6,413,896	14.86%
Interested Directors
Michael Dinsdale[3]	1,259,253	2.92%
Benjamin Black[4]	1,197,997	2.78%
Independent Directors
Lars Leckie[5]	29,313	*
Vivian Chow[6]	52,376	*
Nicholas Earl[7]	129,313	*
Executive Officers who are not Directors
Peter Smith[8]	790,607	1.83%
Angela Stanley[9]	217,563	*
Tracy Hogan	—	—
Nicholas McMordie	—	—
Directors and Executive Officers as a Group (9 persons)	3,676,422	8.52%

*	Less than 1%

[1]	The address for each director and officer is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.

[2]	Percentage based on 43,160,796 Shares issued and outstanding as of July 31, 2026.

[3]	Michael Dinsdale is the beneficial owner of 686,504 shares through Michael John Dinsdale 2015 Trust, and 572,749 shares through Orions Belt 1 LLC.

[4]	Benjamin Black is the beneficial owner of 445,978 shares directly, 637,469 shares through Lucifer Properties I LLC, 57,275 shares owned by his spouse, and 57,275 shares owned by his daughter.

[5]	Lars Leckie is the beneficial owner of 29,313 shares through the Leckie Family Trust.

[6]	Vivian Chow is the beneficial owner of 26,188 shares directly, and 26,188 shares through Vivify Finance Consulting LLC.

[7]	Nicholas Earl is the beneficial owner of 129,313 shares through Nicholas P Earl Revocable Trust.

[8]	Peter Smith is the beneficial owner of 355,745 shares through Gin Mill Nevada Trust, 381,413 shares through Denee Holdings LLC, and 53,449 shares owned by his son.

[9]	Angela Stanley is the beneficial owner of 118,278 shares directly, and 99,285 shares through LOTTIEQ, LLC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [     ] located at [       ].

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Paralel Technologies LLC serves as the Fund administrator. The principal business address of Paralel Technologies LLC is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226.

Continental Stock Transfer & Trust Company serves as our transfer agent, distribution paying agent and registrar. The principal business address of Continental Stock Transfer & Trust Company is 1 State Street, Floor 30, New York, New York 10004-1561.

INDEPENDENT AUDITORS

KPMG LLP, is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. KPMG LLP is located at Aon Center, Suite 5500, 200 E. Randolph Street, Chicago, IL 60601-6436.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights for the fiscal year ended September 30, 2025 (including the report of KPMG LLP, the Fund’s independent registered public accounting firm) included in the Fund's annual report on Form N-CSR (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The Fund’s unaudited financial statements and financial highlights for the fiscal period ended March 31, 2026 included in the Fund's semi-annual report on Form N-CSRS (the “Semi-Annual Report”) are incorporated herein by reference into this SAI. No other parts of the Semi-Annual Report are incorporated by reference herein. You may obtain the Annual Report and Semi-Annual Report free of charge by calling the Fund at 1 (707) 653-6892, visiting the Fund’s website at www.pwrl.com.

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

Part A:	None
Part B:	The Registrant’s Financial Statements and the report of the Registrant’s independent public accounting firm included in the Registrant’s annual report for the fiscal year ended September 30, 2025, are incorporated by reference into Part B of this Registration Statement in the section entitled “Financial Statements.”
The Registrant’s Unaudited Financial Statements included in the Registrant’s semi-annual report for the fiscal period ended March 31, 2026, are incorporated by reference into Part B of this Registration Statement in the section entitled “Financial Statements.”

(2) Exhibits:

(a)(1)	Articles of Incorporation(1)
(a)(2)	Certificate of Correction(2)
(a)(3)	Articles of Amendment(2)
(a)	Amended and Restated Bylaws(4)
(b)	Not Applicable
(c)	Not Applicable
(d)	Distribution Reinvestment Plan(3)
(e)	Not Applicable
(f)	Investment Advisory Agreement(1)
(g)	Not Applicable
(h)	Not Applicable
(j)(1)	Custody Agreement(1)
(j)(2)	Document Custody Agreement, by and between Powerlaw Corp. and U.S. Bank National Association(5)
(k)(1)	Fund Administration Services Agreement(1)
(k)(2)	License Agreement(1)
(k)(3)	Form of Indemnification Agreement(3)
(k)(4)	Credit Agreement(3)
(k)(5)	Pledge Agreement(3)
(k)(6)	Account Control Agreement(3)
(k)(7)	Amendment No. 1 to Credit Agreement(4)
(k)(8)	Registration Rights Agreement by and between the Registrant and Roth Principal Investments, LLC, dated August 7, 2026*
(k)(9)	Common Stock Purchase Agreement by and among the Registrant, Roth Principal Investments, LLC, and Powerlaw Fund Adviser, LLC, dated August 7, 2026*
(l)	Opinion and Consent of Maryland Counsel**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of Registrant(1)
(r)(2)	Code of Ethics of Adviser(1)
(s)	Calculation of Filing Fee Tables*
(t)	Power of Attorney*

*	Filed herewith.
**	To be filed by amendment.

(1)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on September 17, 2025.
(2)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on December 23, 2025.
(3)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on February 10, 2026.
(4)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on May 20, 2026.
(5)	Incorporated herein by reference to Post-Effective Amendment No.1 to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on July 10, 2026.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement. All figures are estimates.

SEC Filing Fees	$	[●]
Printing	$	[●]
Legal	$	[●]
Accounting	$	[●]
Miscellaneous	$	[●]
Total	$	[●]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC) (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2025. The Adviser is a wholly owned subsidiary of Powerlaw Capital Group, LLC. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-134282).

The Registrant wholly owns and controls the following subsidiaries: PowerLaw10, LP, Syon Capital GQ, LLC, Tarchia Ventures, LLC, and Tivoli Holdings LLC, each of which is organized under the laws of the State of Delaware. The financial statements of each of these subsidiaries are consolidated into the financial statements of the Registrant.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of July 31, 2026:

Title of Class	Number of Record Holders
Common Stock	631

ITEM 30. INDEMNIFICATION

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our charter and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-134282).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

The Fund Powerlaw Corp.

631 Folsom Street Ste A & B

San Francisco, California 94107-3850

Transfer Agent

Continental Stock Transfer & Trust 1 State Street, 30th Floor

New York, New York 10004-1561

Custodian

U.S. Bank National Association 5065 Wooster Road

Cincinnati, Ohio 45226

Adviser

Powerlaw Fund Adviser, LLC 631 Folsom Street Ste A & B

San Francisco, California 94107-3850

Administrator

Paralel Technologies LLC 1700 Broadway, Suite 2100

Denver, Colorado 80290

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than 10% from its NAV as of the effective date of the registration statement; or (2) the NAV increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and the State of Colorado, on the 12th day of August, 2026.

Powerlaw Corp.

/s/ Peter Smith
By:	Peter Smith
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the 12th day of August 2026.

Signature	Title

*Vivian Chow	Director
Vivian Chow

*Nicholas Earl	Director
Nicholas Earl

*Lars Leckie	Director
Lars Leckie

*Benjamin Black	Director
Benjamin Black

*Michael Dinsdale	Director, Chief Executive Officer
Michael Dinsdale

/s/ Peter Smith	President (Principal Executive Officer)
Peter Smith

/s/ Tracy Hogan	Chief Financial Officer and Treasurer
Tracy Hogan	(Principal Financial Officer and Principal Accounting Officer)

*/s/ Peter Smith

Peter Smith, Attorney-in-Fact, pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

(k)(8)	Registration Rights Agreement by and between the Registrant and Roth Principal Investments, LLC, dated August 7, 2026
(k)(9)	Common Stock Purchase Agreement by and among the Registrant, Roth Principal Investments, LLC, and Powerlaw Fund Adviser, LLC, dated August 7, 2026
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Calculation of Filing Fee Tables
(t)	Power of Attorney